[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                    EXHIBIT 10.2


                AMENDED AND RESTATED LICENSE AND SUPPLY AGREEMENT


         THIS AMENDED AND RESTATED LICENSE AND SUPPLY AGREEMENT (this "Agreement") is entered into and made effective as of this 1st day of January, 2005 (the "Restatement Date") by and between ORION CORPORATION, a corporation organized and existing under the laws of Finland and having its principal office at Orionintie 1 FIN-02200 Espoo, Finland ("Orion"), and GTX, INC., (fka Genotherapeutics, Inc.) a corporation organized and existing under the laws of the State of Delaware, U.S.A. and having its principal office at 3 North Dunlap Avenue, Van Vleet Building, Third Floor, Memphis, Tennessee 38163, USA ("GTX").

         WHEREAS, Orion and GTX entered into a Toremifene License and Supply Agreement effective as of March 30, 2000 (the "Effective Date"), to govern the Parties' rights and obligations with respect to the research, development, commercialization and manufacture of Product (as defined in said agreement) (the "Original Agreement");

         WHEREAS, Orion and GTX amended and restated the Original Agreement on October 22, 2001 (the "Amendment Date"), and then amended the Original Agreement on March 5, 2003 (the "First Amendment"), and on December 29, 2003 (the "Second Amendment");

         WHEREAS, Shire and Orion have entered into an agreement wherein Orion will acquire all of Shire's rights and interests to Toremifene for the breast cancer indication in the United States;

         WHEREAS, GTX desires to expand its license to include all of Orion's other rights and interests in Toremifene for human use, except for the use of Toremifene for the prevention and treatment of breast cancer in countries outside of the United States and use of Toremifene in the animal health field worldwide, and Orion desires to grant to GTX such licenses;

         WHEREAS, the Parties desire with this Agreement to supercede and replace the Original Agreement, First Amendment and Second Amendment effective as of the Restatement Date to provide that GTX shall have the sole responsibility for researching, developing, registering and commercializing the Product (as defined below) within the Field (as defined below) worldwide, except for the use of Toremifene either for the prevention and treatment of breast cancer in countries outside of the United States or for animal health; and

         WHEREAS, Orion shall have no monetary or other responsibilities for researching, developing, registering or commercializing Product, but shall remain responsible for manufacturing Orion Product (as defined below), as agreed herein;


                                       1.

         NOW THEREFORE for and in consideration of the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Orion and GTX (hereinafter individually a "Party"; and collectively the "Parties") hereto agree as follows:

1.       DEFINITIONS

         For purposes of this Agreement, the following terms shall be defined as set forth below. Additional terms used in specific Sections of this Agreement shall be defined in such Sections.

         1.1 "ADDITIONAL PRODUCT" shall have the meaning set forth in Section 2.1.5.

         1.2 "AFFILIATE" shall mean any business entity controlled by a Party, or which controls a Party, or which is under common control with a Party. "Control" herein means the direct or indirect ownership of more than fifty percent (50%) of the authorized issued voting shares in such entity, or such other relationship as in fact legally results in effective control over the management, business and affairs of such entity or Party, as the case may be.

         1.3 "ANNUAL NET SALES" shall mean Net Sales (as defined below) in any calendar year.

         1.4 "BREAST CANCER FIELD" shall mean the prevention and treatment of breast cancer.

         1.5 "CALENDAR QUARTER" shall mean each of the three (3) month periods beginning on January 1, April 1, July 1 and October 1 of each year during the Term (as defined below).

         1.6 "COMPETING PRODUCT" shall mean any pharmaceutical product containing a SERM as a therapeutically active ingredient as well as any salt thereof, which product is licensed, sold and/or marketed for use in the Field, including, but not limited to, other dosage forms licensed, sold and/or marketed for use in the Field. Competing Product does not include Orion Product, but includes any generic form of the Product.

         1.7 "CORRECTION FACTOR" shall have the meaning set forth in Section 3.1.3(b).

         1.8 "DMF" shall have the meaning provided in Section 7.5.

         1.9 "EUROPEAN UNION" shall include Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, The Netherlands, Portugal, Spain, Sweden, United Kingdom, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia, Slovenia, and any such other country or territory that may become part of the European Union after the Restatement Date.

         1.10 "FARESTON PRODUCT" shall mean the Orion Product in 60 mg tablet form containing Toremifene that was promoted in the USA under the brand name "Fareston" by Shire prior to the Restatement Date for use in the Breast Cancer Field.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       2.

         1.11 "FARESTON REPURCHASE AGREEMENT" shall mean the Repurchase Agreement entered by and between Shire and Orion dated December 13, 2004.

         1.12 "FARESTON U.S. WEB PAGES" shall have the meaning set forth in
Article 9.

         1.13 "FIELD" shall mean all uses of a Product in humans. The Parties expressly acknowledge that the use of Product in the field of animal health is excluded from the scope of this Agreement.

         1.14 "FIRST COMMERCIAL SALE" means in each country, the date the Product is first sold, marketed, or publicly made available for sale for use in a given portion of the Field by GTX, its Affiliate or a GTX Unaffiliated Sublicensee. Product for use in a given portion of the Field, distributed or used for clinical trial purposes shall not be considered sold, marketed or made publicly available for sale and shall not constitute First Commercial Sale.

         1.15 "GENERIC PRODUCT" shall mean a generic pharmaceutical product for human use containing Toremifene as an active ingredient sold by an entity other than GTX, its Affiliate or its Unaffiliated Sublicensee and which can be substituted by the prescriber or dispenser for a Product for use in the Field (excluding Products sold by or on behalf of Orion, in the Orion Territory in the Orion Field or outside the Field).

         1.16 "GTX FINAL DEVELOPMENT AND REGISTRATION PLAN" shall mean the final product development and registration plan for each Product in the Prostate Cancer Field prepared by GTX, its Affiliate or a GTX Unaffiliated Sublicensee, as the same may be modified from time to time pursuant to Section 7.4.

         1.17 "GTX KNOW-HOW" shall mean such non-patented and unpublished non-clinical, pre-clinical and clinical documentation, information, and data including information and data in U.S. IND [ * ], U.S. IND [ * ], and all resulting marketing applications worldwide relating to the use of Toremifene or any SERM in the Field, that is owned or controlled by, and disclosable by and available to, GTX and its Affiliates as of the Effective Date or at any time during the Term, including but not limited to all registration materials for the Product developed, acquired or compiled by GTX and/or its Affiliates as of the Effective Date or at any time during the Term, and all non-patented and unpublished documentation, information and data relating to the formulation, manufacture and/or quality control of the Product that is owned or controlled by GTX and/or its Affiliates as of the Effective Date or at any time during the Term.

         1.18 "GTX PATENTS" shall mean the patents issued from GTX Patent Applications as of the Effective Date and other patents owned or controlled by GTX and its Affiliates that are issued at any time during the Term, and that claim technology used for the manufacture, sale or use of any SERM for use in the Prostate Cancer Field (including any divisions, continuations, continuations-in-part, re-examinations, reissues, additions, renewals and extensions thereof). GTX Patents in existence as of the Restatement Date are set forth in Part I of Schedule A. For purposes of this Agreement, the Parties acknowledge that GTX Patents shall include United States Patents as set forth on Schedule A, which claims the use of Product in the Prostate Cancer Field, which patents are in the name of and owned by The University of Tennessee Research Foundation. GTX represents and warrants that it has acquired sufficient


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       3.

rights and licenses from The University of Tennessee Research Foundation to said patents for the purpose of performing its obligations under this Agreement.

         1.19 "GTX PATENT APPLICATIONS" shall mean patent applications of the University of Tennessee Research Foundation or GTX, as applicable, and/or Affiliates of GTX pending as of the Effective Date, and patent applications owned or controlled by the University of Tennessee Research Foundation and/or GTX, as applicable, and/or Affiliates of GTX, that are filed at any time during the Term, in each case that claim technology used for the manufacture, sale or use of any SERM for use in the Prostate Cancer Field (including any divisions, continuations, continuations-in-part, re-examinations, reissues, additions, renewals and extensions thereof). GTX Patent Applications in existence as of the Restatement Date are set forth in Part II of Schedule A.

         1.20 "GTX PATENT RIGHTS" shall mean GTX Patents and GTX Patent Applications.

         1.21 "GTX PRELIMINARY DEVELOPMENT AND REGISTRATION PLAN" shall mean the preliminary product development plan for the development of the Product in the Prostate Cancer Field prepared by GTX which has been provided to Orion prior to Effective Date, and which was attached to the Original Agreement.

         1.22 "GTX TERRITORY" shall mean all countries or territories worldwide.

         1.23 "GTX UNAFFILIATED SUBLICENSEE" shall mean any sublicensee of GTX other than a GTX Affiliate. For avoidance of doubt, Orion shall not be a GTX Unaffiliated Sublicensee.

         1.24 "MAJOR COUNTRY" shall mean the United States of America including its fifty states, the District of Columbia, Puerto Rico, and all other USA territories and possessions ("USA"), Canada, Japan, Great Britain, France, Germany, Spain and Italy.

         1.25 "MANUFACTURING COSTS" shall have the meaning set forth in Section 7.3.

         1.26 "MANUFACTURING PATENTS" shall have the meaning provided in Section 7.7.

         1.27 "MAT NET SALES OF FARESTON PRODUCT" shall mean the certain moving annual total sales of the Fareston Product as defined in Section 3.1.3(b).

         1.28 "NET SALES" shall mean the invoiced gross sales of the Product to a Third Party which is not a GTX Unaffiliated Sublicensee, less: (A) credits and allowances or adjustments (consistent with generally accepted accounting principles), granted to such customers on account of rejections, recalls or returns of the Product previously sold; (B) any customary and reasonable trade and cash discounts, rebates, including government rebates, granted in connection with sale of Product to such customers; (C) sales, tariff duties and/or use taxes directly imposed and with reference to particular sales; and (D) outbound transportation prepaid or allowed, amounts allowed or credited on returns, export licenses, import duties, value added tax, and prepaid freight.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       4.

         1.29 "ORION FIELD" shall mean the use of Toremifene in the Breast Cancer Field.

         1.30 "ORION KNOW-HOW" shall mean such non-patented and unpublished non-clinical, pre-clinical and clinical documentation, information, and data relating to the Orion Product that is owned or controlled by, and disclosable by and available to, Orion and its Affiliates as of the Effective Date or at any time during the Term which is necessary for the development by GTX of Product for use in the Field (including without limitation filing an application for Regulatory Approval for the Product for use in the Field), including information and data in the Orion Product NDA relating to Fareston Product, registration materials for the Orion Product, documentation, information and data relating to the formulation and/or quality control of the Orion Product. Except as otherwise provided in Sections 7.7, 14.9, 16.1, 17.3.2, 17.4 and 21.2, Orion Know-How shall exclude information relating to Orion's manufacture of Toremifene (as defined below) and Orion Product (as defined below).

         1.31 "ORION PATENTS" shall mean the patents owned or controlled by Orion that are directed to the compound Toremifene per se, and relate to the use or sale of Toremifene and all other patents issued from Orion Patent Applications during the Term (including any divisions, continuations, continuations-in-part, re-examinations, reissues, additions, renewals and extensions thereof). Orion Patents in existence as of the Restatement Date are set forth in Part I of Schedule B. Schedule B shall be amended by Orion from time to time during the Term to include future Orion Patents.

         1.32 "ORION PATENT APPLICATIONS" shall mean patent applications owned or controlled by Orion and its Affiliates that are pending as of the Effective Date, and patent applications owned or controlled by Orion and its Affiliates that are filed at any time during the Term, in each case that are directed to the compound Toremifene per se and relate to the use or sale of Toremifene (including any divisions, continuations, continuations-in-part, re-examinations, reissues, additions, renewals and extensions thereof). Orion Patent Applications in existence as of the Restatement Date are set forth in Part II of Schedule B. Schedule B shall be amended by Orion from time to time during the Term to include future Orion Patent Applications.

         1.33 "ORION PATENT RIGHTS" shall mean Orion Patents and Orion Patent Applications.

         1.34 "ORION PRODUCT" shall mean tablets containing [ * ] of Toremifene respectively, that are manufactured by Orion and are commercially available as of the Restatement Date, and such other dosage strength or formulation of Toremifene as a therapeutically active ingredient as Orion may agree to manufacture pursuant to Section 17.4.

         1.35 "ORION PRODUCT NDA" shall mean U.S. NDA [ * ].

         1.36 "ORION TERRITORY" shall mean all countries and territories worldwide, except for the USA.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       5.

         1.37 "ORION UNAFFILIATED SUBLICENSEE" shall mean any licensee or sublicensee under the Orion Patent Rights, other than an Orion Affiliate, GTX, a GTX Affiliate or a GTX Unaffiliated Sublicensee.

         1.38 "OTHER PRODUCT" shall have the meaning set forth in Section 17.4.

         1.39 "PREMIUM" shall mean, with respect to an equity investment by a Third Party in GTX, an amount equal to the difference between the total consideration paid for the purchase of shares of GTX stock and the fair market value of such stock, as defined herein. Such fair market value shall be equal to the trading price of a share of GTX common stock on the date such Third Party investment is made (or, if such date is not a trading day, the price of a share of GTX common stock on the most recent trading day prior to the date of such investment, and if such Third Party investment occurs concurrent with the initial public offering, then the price per share at which stock is offered to the public), multiplied by the number of shares issued to such Third Party investor.

         1.40 "PRODUCT" shall mean any pharmaceutical product for human use within the Field containing Toremifene as a therapeutically active ingredient.

         1.41 "PRODUCT ROYALTY ADJUSTMENT DATE" shall have the meaning set forth in Section 3.1.3(a).

         1.42 "PROSTATE CANCER FIELD" shall mean the prevention and treatment of prostate cancer, which shall mean for the purposes of hereof: preventing prostate carcinogenesis; suppressing or inhibiting prostate cancer; reducing the risk of developing prostate cancer; increasing the survival rate of a subject with prostate cancer; and treating prostate cancer. Furthermore, the Prostate Cancer Field shall include the prevention and/or treatment of osteoporosis, gynecomastia, hot flashes, and other side effects induced by chemical or surgical androgen deprivation therapy in the treatment of prostate cancer.

         1.43 "PURCHASE AGREEMENT" shall mean the agreement between Orion and GTX dated December 13, 2004.

         1.44 "REGULATORY APPROVAL" shall mean all governmental approvals required to import, market, promote and sell the Product for use in the Field in any given country or territory in the GTX Territory, including but not limited to, product registrations, medical approvals and price and marketing approvals.

         1.45 "ROYALTY INCOME" shall have the meaning set forth in Section
3.1.5.

         1.46 "SALES OF GENERIC PRODUCT" shall mean the documented sale and use of a Generic Product.

         1.47 "[ * ]" shall have the meaning set forth in Section 3.1.6.

         1.48 "SERM" shall mean Toremifene (as described in the Orion Patent Rights), including its isomers, metabolites, derivatives or analogs having either antiestrogenic or estrogenic pharmacological properties.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       6.

         1.49 "SHIRE" shall mean Shire US, Inc., a corporation duly organized and existing under the laws of New Jersey, USA, and having its principal offices in Wayne, Pennsylvania, which had rights to Product in the USA in the Breast Cancer Field prior to the Restatement Date.

         1.50 "SPECIFICATIONS" shall mean the current specifications (as of the Restatement Date) for the Orion Product, as such specifications are, with regard to [ * ] containing Toremifene, set forth in the Orion Product NDA, and with regard to [ * ] and [ * ] tablet of Orion Product set forth in Schedule C (Copies of such current specifications are set forth in Schedule C attached hereto and made a part hereof.) The Specifications shall also include any other modified or additional specifications applicable to Orion Product which may be manufactured by Orion, pursuant to Section 17.3 or 17.4. Schedule C may be amended from time to time as necessary to reflect modifications to the Specifications that may be implemented pursuant to Section 17.3 or to include Specifications for any Other Product that Orion may agree to manufacture pursuant to Section 17.4.

         1.51 "TERM" shall mean the period commencing on the effective date of the Original Agreement and continuing, on a country by country basis until the later of (a) the date of expiration or invalidation of the last to expire or be invalidated of the GTX Patent Rights, or (b) the expiration or termination of the last to expire of the marketing or regulatory exclusivity granted by the FDA, the European Medicines Agency or other equivalent regulatory authority for Product, each of (a) and (b) herein as subject to earlier termination under
Article 21.

         1.52 "THIRD PARTY" or "THIRD PARTIES" shall mean any party or parties other than GTX, Orion, an Affiliate of GTX, or an Affiliate of Orion.

         1.53 "TOREMIFENE" shall mean [ * ].

         1.54 "TRADEMARKS" shall mean the trademarks GTX selects and registers for the Product in the GTX Territory in accordance with Article 10 of this Agreement, and the trademark Fareston(R) in the USA used by Shire prior to the Restatement Date for the Fareston Product.

         1.55 "USA" shall mean the United States of America including its fifty states, the District of Columbia, Puerto Rico, and all its territories and possessions.

         1.56 "U.S. FDA" shall mean the United States Food and Drug Administration and any successor regulatory agency.

         1.57 "U.S. IND" shall mean an Investigational New Drug Application filed with the U.S. FDA.

         1.58 "U.S. NDA" shall mean a New Drug Application filed with the U.S. FDA.

         1.59 "UPFRONT AND MILESTONE INCOME" shall have the meaning provided in
Section 3.1.1(c).


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       7.

         1.60 "VALID CLAIM" shall mean a claim of an issued patent which has not expired and which has not been held revoked, invalid or unenforceable by decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed with the time allowed for appeal having expired, and which has not been admitted to be invalid through reissue or disclaimer or otherwise.

2.       GRANT AND SCOPE OF RIGHTS GRANTED

         2.1 ORION GRANTS TO GTX.

             2.1.1 LICENSE GRANTS. Orion hereby grants to GTX for the Term:

                       (I) an exclusive right and license, with the right to grant sublicenses as provided in Section 2.1.4, under Orion Patent Rights and Orion Know-How, to develop, use, have used, sell, have sold, import, market and distribute the Product in the Field in the GTX Territory, except in the Orion Field in the Orion Territory; and

                       (II) a non-exclusive right and license, with the right to grant sublicenses as provided in Section 2.1.4, under the Orion Patents and Orion Know-How, to perform research and preclinical development activities in accordance with Section 2.5 using the Powder (as defined in Section 14.6.2) to be provided to GTX pursuant to Section 14.6.2, except in the Orion Field in the Orion Territory.

         For the avoidance of doubt, nothing herein shall limit or restrict or be construed to limit or restrict Orion from using, and GTX acknowledges that Orion may use, Toremifene and Product (i) as a reference compound and reference product in its research and development activities for the Field and for uses outside the Field, and (ii) in conducting business activities in the Orion Field in and for the Orion Territory, as well as in the field of animal health.

         Licenses under Section 2.1.1(i) may be expanded to include the right to make and have made Products as provided in Sections 7.7, 14.9, 16.1, 17.3.2,
17.4 and 21.2.2 on such terms as are set forth in such Sections.

             2.1.2 MANUFACTURING RIGHTS RESERVED. Except as otherwise provided in Sections 7.7, 14.9, 16.1, 17.3.2, 17.4 and 21.2.2, Orion retains the exclusive right to manufacture or have manufactured Toremifene, Orion Product and Product including, without limitation, any Toremifene and Orion Product to be supplied to GTX under this Agreement and subject to Sections 7.7, 14.9, 16.1, 17.3.2, 17.4 and 21.2.2 herein, during the Term GTX undertakes to purchase all its requirement of Product exclusively from Orion.

             2.1.3 USE OF ORION KNOW-HOW. Under the license granted pursuant to
Section 2.1.1(i), GTX shall, subject to the terms and conditions of this Agreement, including without limitation Article 8, have the right to use and reference Orion Know-How in support of GTX's clinical trials and applications for Regulatory Approval within the Field for the Product in the GTX Territory. Subject to the license rights granted hereunder, Orion retains full ownership rights to all Orion Know-How.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       8.

             2.1.4 SUBLICENSING. GTX shall have the right to sublicense its rights received under this Agreement in the GTX Territory to any Third Party, except that GTX shall not have the right to grant sublicenses to any Third Party to market, sell or offer for sale the Fareston Product for use in the Breast Cancer Field in the USA. For any permitted sublicense granted by GTX, GTX shall notify Orion within fifteen (15) days after execution of an agreement between GTX and a GTX Unaffiliated Sublicensee. GTX shall endeavor to include in its agreement with each GTX Unaffiliated Sublicensee a provision stating that, upon termination of this Agreement, such Unaffiliated Sublicensee and Orion shall discuss, and as appropriate, negotiate the terms and conditions under which Orion and such sublicensee would be willing to collaborate with regard to the further development and/or commercialization of the Product for use in the field in which GTX and such sublicensee were previously developing and/or commercializing Products, provided that any such further development and/ or commercialization of the Product by Orion and such sublicensee shall be subject to and conditioned by a definite written agreement, if any, accepted and signed by duly authorized representatives of Orion. GTX shall forward to Orion a complete copy of each sublicense agreement. No sublicense shall relieve GTX of any of its obligations or commitments under this Agreement and GTX shall cause its Affiliates and GTX Unaffiliated Sublicensees to comply with all of GTX obligations and commitments under this Agreement.

         GTX shall remain jointly and severally liable to Orion with its Affiliate(s) and GTX Unaffiliated Sublicensee(s) that obtain a sublicense under the licenses granted to GTX pursuant to Section 2.1.1 for performance of GTX's obligations under this Agreement. GTX shall be responsible for complying and ensuring that such of its Affiliates and GTX Unaffiliated Sublicensees, as applicable, comply with all relevant laws, regulations and requirements relating to the importation, packaging, distribution, marketing, promotion, sale and use of Product in the GTX Territory.

         Orion shall have the right to propose to GTX one or more potential sub-licensees under GTX's rights to the Product for use in the Field (other than in the Orion Field) in South Korea and China (including, for the purpose of this Agreement, the People's Republic of China and Taiwan). GTX shall consider such proposal(s) in good faith when appointing such a sub-licensee for the Product for use in the Field (other than in the Orion Field) for South Korea and China.

             2.1.5 GTX RIGHTS OF FIRST NEGOTIATION. Orion grants GTX, on a country by country basis, the right of first negotiation to negotiate further agreements under commercially reasonable terms and conditions regarding the further development, registration, promotion, marketing, sales and distribution of a pharmaceutical product for human use within the Prostate Cancer Field containing SERMs as the active ingredient (a) which is covered by a Valid Claim within the GTX Patent Rights in such country; and (b) for which Orion has both a license or other right to develop and commercialize such products and has commenced, within five (5) years after the Amendment Date, a Phase I clinical trial for such product anywhere in the world for a primary indication falling within the Prostate Cancer Field (a product fulfilling (a) and (b), hereinafter referred to as "Additional Product"). If Orion decides to offer to any Third Party the opportunity to participate in the development or commercialization of such Additional Product, or if Orion commences Phase I clinical trials for such Additional Product, it shall so notify GTX in writing. [ * ] after GTX's receipt of such notice from Orion regarding commercially


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       9.

reasonable terms and conditions for obtaining rights in and to such Additional Product, GTX shall notify Orion in writing if it wishes to enter into negotiations with respect to such Additional Product. Should GTX elect to exercise such right, the Parties agree to negotiate in good faith the commercially reasonable terms and conditions for a letter of intent to be completed [ * ] of receipt by Orion of such notification from GTX. Any deadlines may be extended by mutual written agreement. Should GTX fail to provide written notification to Orion by the end of [ * ], or GTX notifies Orion that it does not wish to enter into negotiations; or the Parties, despite conducting good faith negotiations, are unable to finalize the commercial terms of the letter of intent [ * ], GTX shall have no further rights in the SERM, and Orion shall be free to contract with a Third Party concerning same or itself further pursue the development, registration, promotion, marketing, sales and distribution of such Additional Product.

             2.1.6 GTX RIGHTS TO NEGOTIATE FOR RIGHTS IN THE ORION FIELD IN THE ORION TERRITORY. With respect to the development and commercialization of Products in the Orion Field in the Orion Territory, GTX shall have the following rights:

                   (A) As of the Restatement Date, Orion has Third Party licensees that have rights to develop and/or commercialize the Product in the Orion Field and in the Orion Territory. If any such sublicense terminates at any time during the Term after the Restatement Date, and if Orion desires to seek another Third Party sublicensee under such rights, then Orion shall so notify GTX and GTX shall have a right to negotiate with Orion the terms under which GTX may obtain such rights to such Product in the Orion Field and in the Orion Territory, on the following basis:

                   (B) If GTX is interested in negotiating with Orion for such rights to Product in the Orion Field and in the Orion Territory, it shall notify Orion thereof in writing within thirty (30) days of receiving Orion's notice. The Parties shall negotiate in good faith for a period of ninety (90) days after Orion receives GTX's notice of interest on the terms of an agreement governing such rights and during said period Orion shall not grant such rights to any Third Party. If the Parties fail within such ninety (90) day period to execute such an agreement, then Orion shall thereafter be free to contract with any Third Party with respect to the rights in question.

         2.2 NO IMPLIED LICENSES. Any rights not expressly granted by either Party to the other Party in this Agreement are expressly reserved by the Party owning or controlling such rights and, accordingly, no licenses other than those specified herein shall be deemed granted by this Agreement by implication, estoppel or otherwise.

         2.3 UNITED STATES GOVERNMENT RIGHTS. In the event it is determined that any GTX Patent Rights were developed with the support of the United States Government or any agency thereof (the "Government"), the Government will retain rights in the GTX Patent Rights as set forth in Title 35 U.S.C. Section 200 et seq. All rights herein granted to GTX are subject to any such rights held by the Government and further subject to any restrictions or obligations that may be imposed by the Government pursuant to such rights, at such time that it is determined.

         2.4 ORION'S RIGHT OF FIRST NEGOTIATION.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       10.

             2.4.1 Whereas Orion has considerable knowledge and experience in the marketing, sales and distribution of pharmaceutical products in, inter alia, Scandinavia (which term shall for purpose of this Section 2.4 comprise the countries of Denmark, Finland, Norway and Sweden), GTX undertakes to regard Orion as its preferential partner for the marketing, sales and distribution of the Product in Scandinavia for use in the Field (other than in the Orion Field in the Orion Territory), subject to this Section 2.4.1. Consequently, GTX grants, and shall cause its Affiliates and Unaffiliated Sublicensees who receive a sublicense under the license granted to GTX pursuant to Section 2.1.1 in Scandinavia to grant, to Orion a right of first negotiation to negotiate in good faith an agreement(s) under commercially reasonable terms and conditions regarding the marketing, sales and/or distribution by Orion of the Product in Scandinavia for use in the Field (other than in the Orion Field in the Orion Territory), with the express understanding that such commercially reasonable terms and conditions shall not comprise an obligation to develop and register the Product for use in the Field in any country of Scandinavia.

             2.4.2 Within thirty (30) days after Orion's receipt of a first written offer from GTX regarding commercially reasonable terms and conditions governing such rights, Orion shall notify GTX in writing if it wishes to negotiate the terms and conditions under which Orion could obtain the rights contemplated in this Section 2.4. Should Orion so exercise such right, the Parties shall negotiate exclusively with each other and in good faith the commercially reasonable terms and conditions for a license and distribution agreement for the marketing, sales and distribution by Orion of the Product in Scandinavia for use in the Field (excluding the Orion Field in the Orion Territory), such negotiations to be completed within one hundred and eighty
(180) days from the date of Orion's notification to GTX. Any deadlines may be extended by mutual agreement upon reasonable request. If Orion fails to provide written notification to GTX by the end of the thirty (30) day period; Orion notifies GTX that it does not wish to enter into negotiations; or the Parties, despite conducting good faith negotiations, are unable to finalize the material commercial terms of agreement within such one hundred and eighty (180) day period (any such event, a "Termination of the Orion Right"), Orion shall have no further right under this Agreement to market, sell and distribute the Product in Scandinavia and GTX shall be free to offer to or enter into an agreement with any Third Party or any GTX Affiliate with respect to such activities after the Termination of the Orion Right occurs.

             2.4.3 In the event that GTX's Unaffiliated Sublicensee for Product for use in the Field in the USA does not obtain the right and license to sell, have sold, import, market and distribute the Product in the Field in Europe at the time of execution of the sublicense agreement for the Product for use in the Field in the USA, then Orion shall, on the terms and conditions of Sections
2.4.1 and 2.4.2, have a right of first negotiation to negotiate in good faith an agreement(s) under commercially reasonable terms and conditions regarding the marketing, sales, and/or distribution of the Product for use in the Field in Europe.

         2.5 USE OF TOREMIFENE BY GTX FOR RESEARCH. Subject to Sections 2.1.1(ii) and 14.6.2, GTX may use the Powder provided to it pursuant to Section
14.6.2 to perform stability studies and other activities with respect to Products for use in the Field that are necessary for supporting Regulatory Approval of Products or expanding the indications for Products within the Field. GTX shall, upon Orion's request therefor, provide Orion with written updates of any and all activities undertaken by or on behalf of it pursuant to this Section 2.5, and with the results thereof in reasonable detail.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       11.

         2.6 PROHIBITED ACTIONS. During the Term of this Agreement, Orion shall not grant any rights to any Third Party that are inconsistent with the licenses granted to GTX pursuant to Section 2.1.1.

3.       PAYMENTS

         3.1 TYPES OF PAYMENTS. For the rights, privileges and licenses granted hereunder, GTX shall pay Orion in the manner provided as follows:

             3.1.1 In the event GTX or its Affiliate receives Upfront and Milestone Income (as defined in Section 3.1.1(c)), GTX shall pay Orion as follows:

                   (A) Any Upfront and Milestone Income for the sublicensing of Product rights in the Prostate Cancer Field shall first be applied to [ * ] both prior to and after the Effective Date with respect to the [ * ] and also for the [ * ].

                   (B) Upon full reimbursement of such [ * ] pursuant to Section 3.1.1(a), any remaining Upfront and Milestone Income (the "Net Upfront and Milestone Income") shall then be paid by GTX to Orion as follows:

                       (I) GTX shall pay Orion [ * ] of the portion of Net Upfront and Milestone Income that is [ * ]; and

                       (II) [ * ] of the portion of the Net Upfront and Milestone Income that is [ * ].

                   (C) For the purposes of this Agreement, "Upfront and Milestone Income" shall mean any bona fide consideration (either in cash or non-cash form) received by GTX or its Affiliate from a GTX Unaffiliated Sublicensee for sublicensing GTX's rights in and to the Product for use in the Prostate Cancer Field in the GTX Territory excluding: (i) Royalty Income (as defined in Section 3.1.5); (ii) cost of goods payments for supply of Product manufactured by Orion and supplied at the prices set forth in Article 14 herein below, or payments to reimburse GTX's fully burdened costs of manufacturing or having manufactured Product by or on behalf of GTX as permitted under this Agreement; (iii) in the form of a loan; or (iv) for the purchase of an equity interest in GTX (except to the extent such purchase price is a Premium over the fair market value of such stock, in which case the Premium, but not the portion of such price that is at the fair market value of such stock, shall be included in Upfront and Milestone Income). Notwithstanding the foregoing, if GTX receives Upfront and Milestone Income received in the form described in (ii) or (iii)
[ * ]. For example and without limitation, [ * ].

             3.1.2 If GTX is Acquired prior to the first Regulatory Approval of Product for use in the Prostate Cancer Field, then GTX shall pay to Orion an amount equal to the lesser of one million dollars ($1,000,000) or one percent (1%) of the fair market value of GTX at the time of such acquisition. "Acquired" means that GTX either (i) sells all or substantially all of its assets to a Third Party, or (ii) is merged with or consolidated or reorganized into a Third Party, or becomes a subsidiary of a Third Party, and, as a result of such transaction, the stockholders of


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       12.

GTX immediately prior to such transaction own less than fifty percent (50%) of the surviving parent entity.

             3.1.3 ROYALTIES PAYABLE ON COMMERCIAL SALES OF FARESTON PRODUCT UNTIL PRODUCT ROYALTY ADJUSTMENT DATE.

                   (A) For commercial sales of the Fareston Product by GTX or its Affiliates after the Restatement Date, until the earlier to occur of (y) the [ * ] or (z) the [ * ] of a Product for use in the Prostate Cancer Field (any such Product in the Prostate Cancer Field, hereinafter referred to as a "New Product", and the date that is the earlier to occur of (y) or (z), hereinafter referred to as the "Product Royalty Adjustment Date"), GTX shall pay to Orion a running royalty on Net Sales of Fareston Product by GTX, its Affiliate or its Unaffiliated Sublicensee, as follows:

                       (I) Up until the end of the calendar month immediately preceding the month in which the [ * ] occurs, the royalty due to Orion with respect to Net Sales of the Fareston Product by GTX, its Affiliates and/or Unaffiliated Sublicensees in the USA shall be [ * ] of Net Sales of Fareston Product.

                       (II) Commencing upon the first day of the calendar month in which the [ * ] occurs, and for the [ * ] the royalty due to Orion with respect to Net Sales of the Fareston Product shall be [ * ] of Net Sales of Fareston Product by GTX, its Affiliates and/or Unaffiliated Sublicensees during such period of time, or (B) [ * ] of the MAT Net Sales of Fareston Product (as calculated and defined in Section 3.1.3(b)).

                       (III) Upon the first day of the [ * ] occurs, and for the [ * ] the royalty due to Orion with respect to Net Sales of Fareston Product by GTX, its Affiliates and Unaffiliated Sublicensees shall be [ * ] of Net Sales of Fareston Product by GTX, its Affiliates and Unaffiliated Sublicensees during such period of time, or (B) [ * ] of [ * ] MAT Net Sales of Fareston Product.

                   (B) The Parties have agreed to use a moving annual total ("MAT") of sales of Fareston Product in the USA in calculating royalties due on Net Sales of Fareston Product in the USA during [ * ] of the first New Product, which MAT takes into account and reflects [ * ] during such period of time. Such MAT shall be based upon (i) the [ * ] of such New Product and (ii) the actual Net Sales of the Fareston Product in the USA during the [ * ] as follows: First, the "Correction Factor" shall be calculated, which shall be equal to the Net Sales of Fareston Product by GTX, its Affiliates and/or Unaffiliated Sublicensees in the USA during the [ * ] occurs, divided by the Net Sales of Fareston Product during the [ * ] occurs in the USA, provided that in no event will the Correction Factor be [ * ]. Then, the "MAT Net Sales of Fareston Product" shall be calculated, which shall be equal to the Correction Factor multiplied by actual Net Sales of the Fareston Product during [ * ] occurs.

                   (C) For example and without limitation, if the Net Sales of the Fareston Product have been [ * ] for [ * ] prior to the [ * ] occurs, and
[ * ] for [ * ] preceding the beginning of the [ * ] occurs, then the Correction Factor would be [ * ]. Accordingly, the MAT


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       13.

Net Sales of Fareston Product would be [ * ] of the actual Net Sales of the Fareston Product during the [ * ].

                   (D) Commencing upon the Product Royalty Adjustment Date, the royalty for Fareston Product shall be paid pursuant to Section 3.1.4 and shall no longer be due pursuant to Sections 3.1.3(a) and (b).

                   (E) For clarity, sales of any New Product shall not be included in the calculation of Net Sales of Fareston Product under this Section 3.1.3, but shall instead be subject to the royalty due pursuant to Section 3.1.4, no matter when such sales occur.

             3.1.4 ROYALTIES PAYABLE ON OTHER COMMERCIAL SALES OF PRODUCT. Except as provided for the Fareston Product prior to the Product Royalty Adjustment Date in Section 3.1.3, GTX shall pay to Orion a royalty on Net Sales of Product by GTX or its Affiliates, equal to [ * ] of Net Sales of such Products, on a country by country basis, subject to the provisions of Sections
3.1.8 and 21.2.2.

             3.1.5 Subject to the provisions of Sections 3.1.8 and 21.2.2, and except as provided for the Fareston Product prior to the Product Royalty Adjustment Date in Section 3.1.3, in the event GTX receives running royalty income from GTX Unaffiliated Sublicensees for sublicensing GTX's rights in and to any Product and/or based upon sales by GTX Unaffiliated Sublicensees of any Product in the GTX Territory ("Royalty Income"), GTX shall pay Orion the lesser of, on a country by country basis, either (a) [ * ] of such Royalty Income; or
(b) [ * ] of such Product by such GTX Unaffiliated Sublicensees provided, however, that in no event shall the amounts due to Orion pursuant to this
Section 3.1.5 be [ * ] of Net Sales of such Product by such GTX Unaffiliated Sublicensees.

             3.1.6 Notwithstanding Sections 3.1.3 through 3.1.5, if GTX enters into an agreement with a Third Party to [ * ] and GTX is [ * ] (a [ * ]), then in lieu of the payments to Orion under Sections 3.1.3 through 3.1.5, GTX shall pay to Orion [ * ] of [ * ] Additionally, GTX shall not be obligated to pay Orion any amounts under Sections 14.4 or 14.6 for Product supplied to GTX for the purpose of [ * ], as the Parties have agreed that the amounts due to Orion pursuant to this Section 3.1.6 shall be in lieu of any payments that would otherwise be due to Orion for the supply of such Product if this Section 3.1.6 were not applicable.

             3.1.7 As of December 31, 2000, an upfront license fee of four hundred thousand dollars ($400,000) (the "Upfront License Fee"), was paid in full by GTX to Orion. This payment shall be creditable by GTX against fees or payments due to Orion with respect to Upfront and Milestone Income pursuant to
Section 3.1.1.

             3.1.8 If a Generic Product is sold in any Major Country of the GTX Territory, and, for two (2) succeeding Calendar Quarters the Sales of Generic Product in that country [ * ] of the sales of Product (calculated on a unit basis) in that country by GTX, its Affiliates and Unaffiliated Sublicensees, then the royalty on Net Sales owed by GTX to Orion under Section 3.1.4 and the payments due to Orion on Royalty Income pursuant to Section 3.1.5, respectively, shall be reduced to [ * ] of the amount otherwise due to Orion pursuant to either


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       14.

Section 3.1.4 or 3.1.5, as applicable, with regard to such country with such reduction to be applicable to the immediately succeeding Calendar Quarter only.

             3.1.9 For clarity, in no event shall a royalty be due with respect to the sale of a given unit of Fareston Product pursuant to more than one of Sections 3.1.3, 3.1.4 or 3.1.5.

         3.2 NON-REFUNDABILITY. All milestone payments GTX makes to Orion pursuant to Section 3.1.1 shall be non-refundable once paid. However, if this Agreement is terminated for any reason prior to a given milestone payment becoming due or if the events specified for a given milestone payment do not occur, then GTX shall have no obligation to make such milestone payment.

         3.3 ROYALTY REPORTS AND PAYMENTS. Commencing with the first Calendar Quarter in which GTX, its Affiliates or a GTX Unaffiliated Sublicensees make the First Commercial Sale of a Product, GTX shall provide Orion with a written report of Net Sales and Royalty Income on a country-by-country basis within forty-five (45) days after the last day of March, June, September and December for Royalty Income accruing on Net Sales during the three (3) preceding calendar months. Concurrently with the submission of each such written report, GTX shall pay or cause to be paid to Orion the total amount of royalties shown to be due thereon.

         3.4 CURRENCY. GTX shall make all Upfront and Milestone Income and royalty payments to Orion pursuant to Section 3.1 in U.S. Dollars except that GTX shall make all cost of goods payments to Orion pursuant to Article 14 in euros. Where royalty payments are made, payments earned shall be first determined by GTX in the currency of the country where the Net Sales on the sales giving rise to payments were made and then converted directly to its equivalent in U.S. dollars. The rates of exchange for converting the currencies involved to U.S. dollars shall be the Foreign Exchange Rates quoted in the Wall Street Journal rate on the last business day of the quarterly period in which the royalty payments were earned.

         3.5 NO ROYALTIES PAYABLE BETWEEN AFFILIATES. No royalties shall be payable to a Party on sales between the other Party, its Affiliates or between the Party's Affiliates.

         3.6 NO MULTIPLE ROYALTIES. No multiple royalties shall be payable because the Product, its manufacture, use or sale is or shall be covered by multiple patents.

4.       LIAISON

         Representatives of the Parties shall meet bi-annually or as otherwise agreed to review the development, sales and marketing activities for Product conducted by GTX, its Affiliates or its Unaffiliated Sublicensees for use in the Field in the GTX Territory, with the exact dates and locations of such meetings to be mutually agreed upon. Such meetings shall alternate between GTX's and Orion's offices or be at other mutually agreed upon locations, with each Party to be responsible for the travel and living costs and expenses of its own representatives attending such meetings.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       15.

5.       PAYMENT, RECORD KEEPING AND AUDIT RIGHTS

         5.1 METHOD OF PAYMENT. In the event of any required tax withholding, the paying Party will provide the receiving Party with any relevant certificates or documents required for national, state or local tax credit and reporting purposes. Payments hereunder shall not be creditable against any other amounts payable by a Party under this Agreement, except as otherwise expressly stated herein. All payments shall be made by bank wire transfer (e.g., "SWIFT" or other comparable electronic transfer method) to such account(s) as the receiving Party shall designate beforehand in writing to the paying Party. Payments shall be deemed paid once funds are freely available to the receiving Party at such account(s).

         5.2 LATE PAYMENTS. The Party entitled to payment hereunder reserves the right to charge the paying Party interest on any amounts owing from the paying Party which are overdue by more than fourteen (14) business days at a rate of [ * ] per annum, or the maximum rate allowed by law, whichever is lower, calculated from the date any payment was due and payable.

         5.3 RECORD KEEPING AND AUDIT RIGHTS. Each Party shall keep or cause to be kept accurate records relating to Net Sales, royalties, development and any other costs and expenses subject to payment, deduction or reimbursement by either Party to the other Party in sufficient detail to enable the amounts payable hereunder to be determined. Upon the written request of either Party (but not more frequently than once in any calendar year), the requesting Party may retain an independent certified public accountant, subject to approval by the other Party (which approval shall not be unreasonably withheld), to review such records to verify the accuracy of the payments made or payable hereunder. Such accountant shall be required to execute a confidentiality agreement in a form reasonably acceptable to the audited Party and shall report to the auditing Party only the amount of any underpayment or overcharge. Within ten (10) business days after completion of such review, the Parties shall reconcile any underpayment or overcharge. The auditing Party shall pay the cost of any review of records conducted at its request under this Section. However, if the review establishes underpayment or overcharge by the audited Party of over three percent (3%) during the period of the review, the audited Party shall promptly reimburse the auditing Party for the fees and expenses of the accountant. Such audit rights may be exercised by the Parties only with respect to records for the current calendar year and the preceding two (2) calendar years.

6.       GTX PRODUCT MARKETING AND SALES ACTIVITIES

         6.1 MINIMUM SALES REQUIREMENTS FOR USA.

             6.1.1 LEVELS OF MSRS. GTX shall have annual minimum sales requirements for Product for use in the Prostate Cancer Field ("MSRs") in the second year and fourth year after Product Launch in the USA for the Prostate Cancer Field equal to [ * ] of GTX's annual Product Sales Projections (as defined below) in the USA for the Prostate Cancer Field. To establish such projections for the purpose of the foregoing sentence, GTX shall provide to Orion quarterly Product Sales Projections in the USA for the Prostate Cancer Field, within ninety (90) days after GTX, its Affiliate or Unaffiliated Sublicensee completes the last pivotal clinical trial as provided in the GTX Final Development and Registration Plan for Product in the Prostate Cancer Field in


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       16.

the USA. The Parties shall set forth in Schedule D GTX's MSR obligations within sixty (60) days after GTX provides such projections, and such MSRs shall be made a part hereof. Beginning with the [ * ] year after Product Launch in USA for use in the Prostate Cancer Field until the end of the Term, GTX shall have an annual MSR equal to [ * ] of the average of GTX's Actual Product Sales (as defined below) in the USA for Product in the Prostate Cancer Field for the [ * ]. "Product Sales Projections" means GTX's good faith estimates of the target patient population in a given year for Products in the Prostate Cancer Field in the USA, multiplied by the price per tablet of Product for use in the Prostate Cancer Field in the USA that GTX plans to be able to charge during the [ * ] after Product Launch. "Actual Product Sales" means GTX's, its Affiliate's or a GTX Unaffiliated Sublicensee's actual Net Sales of Product in the Prostate Cancer Field during a given year in the USA.

         For example, in year [ * ] if the target patient population in the USA is [ * ] subjects in the Prostate Cancer Field and the Product would be consumed by such patients [ * ] for the Prostate Cancer Field at a hypothetical price of [ * ], GTX's Product Sales Projections for the USA would [ * ]. The hypothetical price for a tablet set forth above is hypothetical and was only used for the sole purpose of explaining the mechanism for calculating the Product Sales Projections and MSRs. Nothing contained in such example shall be so construed to deny the right of GTX to freely set its resale price of the Product.

             6.1.2 PRODUCT LAUNCH DATE. "Product Launch in USA" shall be determined by the date on which the Product has received Regulatory Approval and is commercially available in the USA as follows: (i) if such date occurs during the first six (6) months of any calendar year (i.e., January 1-June 30), Product Launch in USA shall be deemed to have occurred on January 1 of such calendar year, and (ii) if such date occurs during the last six (6) months of any calendar year (i.e., July 1-December 31), Product Launch in USA shall be deemed to have occurred on January 1 of the following calendar year.

             6.1.3 ADJUSTMENT. GTX's annual Product Sales Projections for the Prostate Cancer Field in the USA shall be subject to adjustment by written agreement of the Parties, with a corresponding adjustment in the MSRs, in the event of government intervention in given markets (including, but not limited to, government mandated health care reforms, rebates or regulatory changes), failure to obtain (or delay in obtaining) approval for a Product indication in the Prostate Cancer Field, or other events or causes affecting the market for the Product for use in the Prostate Cancer Field beyond the control of GTX, including but not limited to lower than anticipated pricing approvals measured on an aggregate basis throughout USA; GTX Patent Rights and/or Orion Patent Rights invalidation, infringement or expiration; Product safety and/or efficacy issues and/or major therapeutic advances materially affecting the market potential for the Product for use in the Prostate Cancer Field (including but not limited to new surgical procedures or introduction of new competitive products with superior safety and/or efficacy profiles); or a Force Majeure event (as described in Article 27).

             6.1.4 FAILURE TO ACHIEVE MSRS. If GTX's annual Product Sales in USA for the Prostate Cancer Field are less than the MSRs in any applicable calendar year, GTX shall, without prejudice to its payment obligations under Section 3.1, pay Orion royalties corresponding to the "shortfall" between the actual royalties paid by GTX for such year and the royalties which would have been payable pursuant to Section 3.1 had GTX achieved the MSRs during such year,


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       17.

subject to Section 6.1.3. GTX's payment of such "shortfall" hereunder shall be Orion's sole and exclusive remedy for GTX's failure to achieve MSRs in USA for such year. However, if GTX fails to pay such "shortfall," then Orion may, without prejudice to its right to such shortfall, also terminate this Agreement pursuant to Section 21.2.2.

         6.2 NO MINIMUM SALES REQUIREMENTS OUTSIDE OF USA; NO MINIMUM SALES REQUIREMENTS FOR SALES OF FARESTON PRODUCT. GTX shall not have any minimum sales requirements with respect to sale of Product in any countries in the GTX Territory outside of the USA. GTX shall not have any MSRs with respect to any sales of Fareston Product or for any Product for use outside the Prostate Cancer Field. GTx agrees that it will continue to sell Fareston Product in the Breast Cancer Field in the USA until at least the Royalty Adjustment Date. If GTX desires, after such date, to cease commercialization of the Fareston Product in the Breast Cancer Field in the USA, then it may so notify Orion in writing. In such case, the Parties shall discuss the reasons why GTX desires to cease such commercialization activities. If Orion approves such proposal by GTX to cease commercializing the Fareston Product in the Breast Cancer Field in the USA (such approval not to be unreasonably withheld), then GTX may cease such activities. Without limiting the foregoing, Orion may not withhold its approval of a proposal by GTX under this Section 6.2 if GTX would be incurring, or based on GTX's reasonable projections would be likely to incur, a loss if it continues to commercialize Fareston Product in the Breast Cancer Field in the USA.

         6.3 MARKETING AND SALES EFFORTS IN THE MAJOR COUNTRIES.

             6.3.1 COMMERCIALLY REASONABLE OBLIGATION. On a country by country basis, subject to Sections 6.3 and 6.4, during the period commencing with Regulatory Approval in a Major Country, and for the remainder of the Term, GTX, its Affiliate and/or a GTX Unaffiliated Sublicensee shall use commercially reasonable efforts to promote, market, distribute and sell the Product for use in the Prostate Cancer Field in such Major Country. For purposes of this Section 6.3, "commercially reasonable" shall mean using, in the relevant Major Countries, an equivalent degree of effort as GTX, its Affiliate or a GTX Unaffiliated Sublicensee would use to promote, market, distribute and sell a product of its own that is of comparable market potential in such Major Country during the same time period (as determined by consideration of, without limitation, potential market, patent protection, and availability of competitive products), including but not limited to, engaging in the following activities (subject to any applicable U.S. FDA restrictions or other applicable legal restrictions):

                   (A) Using reasonable diligence to establish and maintain good business relationships with hospitals, health systems, doctors and other medical professionals in accordance with standard and customary practices in such Major Country;

                   (B) Using commercially reasonable efforts to establish and maintain an adequate capacity of sales personnel consisting of reasonably qualified personnel who have been certified, as trained by GTX, its Affiliate or a GTX Unaffiliated Sublicensee, to promote and market the Product for use in the Prostate Cancer Field in such Major Country, and to provide such sales force with adequate sales and promotional materials for the Product;


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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                   (C) Promoting and detailing the Product for use in the
Prostate Cancer Field throughout such Major Country, provided that GTX, its Affiliate or a GTX Unaffiliated Sublicensee may, in its discretion use relatively greater promotional and detailing efforts (i) in some Major Countries than it uses in other of such countries, and (ii) in some parts of each Major Country than in other parts thereof, consistent with its overall marketing plan; and further provided, however, that the foregoing shall in no event be deemed to limit GTX's its Affiliate or a GTX Unaffiliated Sublicensee overall obligations under the first paragraph of this Section 6.3.1.

                   (D) Advertising the Product for use in the Prostate Cancer Field in professional journals and publications and sponsoring or attending appropriate symposia, trade exhibitions and medical education programs in a manner equivalent to that used for GTX's, its Affiliate's or a GTX Unaffiliated Sublicensee's, as applicable, own products of comparable market potential in such Major Country; and

                   (E) Formulating and using reasonable efforts to implement annual sales and marketing plans for the Product for use in the Prostate Cancer Field in such Major Country and providing copies of such plans to Orion for review and comment, provided that Orion shall not have approval rights with respect to such plans.

             6.3.2 SALES OBJECTIVES AND OTHER FACTORS FOR THE USA. GTX and Orion shall agree in writing upon annual target sales objectives for the Product for use in the Prostate Cancer Field in the USA, commencing with the fourth calendar year after First Commercial Sale of the Product for use in the Prostate Cancer Field in the USA, provided that such annual target sales objectives shall not be considered MSRs for any purposes, but instead shall be used by the Parties for informational and planning purposes and shall be one (1) factor, among others, to be considered in assessing whether GTX has complied with its commercially reasonable obligations hereunder. GTX's level of sales and marketing expenses for the Product for use in the Prostate Cancer Field in the USA and events or causes affecting the market for the Product for use in the Prostate Cancer Field beyond the control of GTX shall also be among the factors to be considered in assessing whether GTX has complied with its commercially reasonable obligations hereunder.

         6.4 PRODUCT LAUNCH.

             6.4.1 TIMING OF LAUNCH. GTX shall use commercially reasonable efforts to launch the Product for use in a given indication in the Prostate Cancer Field as soon as practical in every Major Country of the GTX Territory where GTX, its Affiliates and/or GTX Unaffiliated Sublicensees have obtained Regulatory Approval for such indication. Notwithstanding the foregoing, GTX, its Affiliate or a GTX Unaffiliated Sublicensee may, acting in good faith in the exercise of its reasonable business judgment, determine either to delay the launch of the Product for use in a given indication in the Prostate Cancer Field or not to launch the Product for use in a given indication in the Field in any given country in the GTX Territory other than a Major Country, which decision to delay or not to launch shall not be deemed a failure to use commercially reasonable efforts. Further, GTX's, its Affiliates' or a GTX Unaffiliated Sublicensee's decision to delay the launch of the Product for use in the Prostate Cancer Field in any Major Country for up to six (6) months after GTX or its Affiliates have obtained Regulatory


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       19.

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Approval in such country, shall not be deemed a failure to use commercially reasonable efforts pursuant to Section 6.3 to the extent that GTX can demonstrate that such delay was attributable to bona fide business reasons affecting the Product.

             6.4.2 DECISIONS NOT TO LAUNCH. GTX shall promptly notify Orion in writing if GTX, its Affiliate or a GTX Unaffiliated Sublicensee, as applicable, determines to delay the launch of the Product for use in a given indication in the Prostate Cancer Field in any Major Country after obtaining Regulatory Approval of Product therefor. If such decision is due to any reasons other than the potential for, or the existence of, adverse business effects in such Major Country, then such decision shall be deemed a material breach of this Agreement pursuant to Section 21.2.2 and GTX shall be subject to the provisions of such Section within thirty days (30) after GTX's decision not to launch in such Major Country.

         6.5 MARKETING COSTS AND EXPENSES. Except as otherwise provided herein or as otherwise mutually agreed by the Parties, GTX, its Affiliate or a GTX Unaffiliated Sublicensee shall bear all costs and expenses connected with its marketing and sales activities for the Product for use in the Field and its performance under this Agreement.

         6.6 MARKETING PLANS AND REPORTS.

             6.6.1 MARKETING PLANS. GTX shall develop and provide to Orion by October 31 of each year during the Term marketing and sales plans for the Product for each Major Country for the following calendar year, commencing with the calendar year in which Regulatory Approval is obtained in each respective country. Such plans shall include the projected Annual Net Sales and the projected advertising and promotion budgets for such year, and shall not be applicable to the calculation of MSRs in connection with the sale of Products in the Prostate Cancer Field in the USA pursuant to Section 6.1, for which GTX shall separately provide information.

             6.6.2 MARKETING AND SALES REPORTS FOR PRODUCT. GTX shall provide to Orion, within forty-five (45) days after the end of each calendar year, a written marketing activities and sales report for each of the Major Countries in which Product is launched. The report shall include at least a description of sales, marketing and promotion activities and a list of scientific conferences or other events involving the particular Product or its therapeutic area, accompanied by a general description of the nature and extent of GTX's participation in such conferences or events.

7.       GTX PRODUCT DEVELOPMENT AND REGISTRATIONS

         7.1 GTX DEVELOPMENT AND REGISTRATION ACTIVITIES.

             7.1.1 GTX ACTIVITIES. In accordance with the GTX Preliminary Development and Registration Plan and the GTX Final Development and Registration Plan, GTX shall undertake development and registration activities for the Product for use in the Prostate Cancer Field in the GTX Territory, including but not limited to, conducting or sponsoring, and completing or having completed in accordance with U.S. FDA regulations and Good Clinical Practice regulations under the European Union legislation and directives requirements, all


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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.

                                       20.

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clinical studies and other activities required for Regulatory Approval under the
GTX Final Development and Registration Plan. Without limiting the provisions of
Section 7.7, GTX shall use its commercially reasonable efforts to pursue such development and registration activities under the GTX Final Development and Registration Plan with the objective of filing applications for Regulatory Approval in all Major Countries throughout the GTX Territory in the Prostate Cancer Field according to the anticipated filing dates set forth in the GTX
Final Development and Registration Plan timetable [ * ]. GTX's Regulatory Approvals in the GTX Territory shall be owned solely by GTX.

             7.1.2 ORION ACTIVITIES.

                   (A) Orion shall use its commercially reasonable efforts to assist GTX in obtaining and maintaining the U.S. FDA Regulatory Approval of Products in the Prostate Cancer Field and of the Fareston Product in the Breast Cancer Field in the USA (including obtaining and/or maintaining the Orion Product NDA and all related U.S. INDs filed with the U.S. FDA for such Products, and any other required Regulatory Approvals in the Major Countries of the GTX Territory relating to the manufacture, use, marketing or sale of Product for use in the Prostate Cancer Field or of Fareston Product in the Breast Cancer Field in the USA (by providing to GTX relevant information, documents and data in its possession in relation to regulatory inquiries during the Regulatory Approval process for Products, necessary additional letters of cross-reference or authorization equivalent to those described in Section 7.5 to its registrations for Product in the Orion Field in the Orion Territory, and other similar assistance). Orion shall maintain the DMF filed with the U.S. FDA and all equivalent regulatory authorities outside of the USA for Product as well as its registrations for Product in the Orion Field in the Orion Territory during the Term, provided that Orion may notify GTX that Orion intends to cease maintenance of any such DMF and/or registration, in which case GTX shall have the right to maintain such filing, at GTX's expense, by notifying Orion in writing within thirty (30) days after it receives Orion's notice hereunder that it desires to maintain such filing. If GTX elects to maintain such filing, Orion shall cooperate reasonably with GTX to effect the transfer of such DMF and/or registration to GTX.

                   (B) Orion shall perform any stability testing for the bulk Orion Product to be manufactured and supplied by Orion to GTX that is required by regulatory authorities in any Major Country. Such testing shall be provided at no cost to GTX, except that GTX will reimburse Orion's direct costs of performing any such stability testing that must be conducted solely for the [ * ] tablet of the Orion Product. Orion employees shall, at Orion's cost and expense, have the right to participate in all FDA and other regulatory agency meetings regarding the use of the Product in the Field.

                   (C) Orion shall have no obligation to research, develop, register, commercialize any Product or carry out any studies or testing in relation to Products, including without limitation with respect to any new or additional strength, dosage form, formulation or route of administration of the Orion Product or the Product, or provide any documentation, information or data relating to the foregoing, except as expressly provided in Section 7.1.2(a) or otherwise set forth in this Agreement, unless the Parties expressly mutually agree otherwise in writing after the Restatement Date. Other than as expressly agreed in this Agreement, Orion shall have no obligation to fund or pay for any of the costs and expenses of such activities. All


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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studies, trials, tests, activities, documentation, data and information required by any regulatory or other governmental agency or which is necessary or useful for the research, development, registration or commercialization of the Product shall, unless otherwise expressly agreed to herein as between the Parties, be for the sole cost and responsibility of GTX.

             7.1.3 AUTHORIZATION LETTERS. Any regulatory filings (including without limitation any DMFs that GTX may develop if it obtains the right to manufacture Product) compiled and filed by or on behalf of GTX shall remain the property of GTX, but GTX shall, upon request therefor by Orion, negotiate with Orion the terms under which GTX would provide appropriate authorization letters to relevant regulatory bodies to enable Orion to reference such regulatory filings for purposes of applying for and supporting Orion's applications for Regulatory Approval of products containing Toremifene outside the Field.

         7.2 FDA FILE. As of the Restatement Date, Orion shall have transferred the Orion Product NDA and all Investigational New Drug Applications (as defined in 21 C.F.R. Section 212) for Products filed with the FDA to the name of GTX, as set forth in the Purchase Agreement.

         7.3 DEVELOPMENT AND REGISTRATION COSTS. Except as otherwise expressly provided in this Agreement or otherwise mutually agreed in writing by the Parties after the Restatement Date, GTX shall bear all costs and expenses related to Product registration and regulatory activities (other than for Product for the Orion Field in the Orion Territory), including without limitation costs of filing, obtaining and maintaining all such Regulatory Approvals throughout the GTX Territory, as well as all costs and expenses for the research and development of the Product for use in the Field (other than for Product for the Orion Field in the Orion Territory), provided that GTX shall not be responsible for any costs related to the manufacture of the Orion Product (except for payments that GTX must make to Orion pursuant to Section 7.1.2(b) or Article 14 (such costs collectively referred to herein as "Manufacturing Costs"). Except for the Manufacturing Costs or as otherwise expressly provided in this Article 7, Orion shall bear no responsibility for any costs or expenses related to Product registration, regulatory, research or development activities in relation to the Product.

             7.3.1 DEVELOPMENT AND REGISTRATION COSTS PRIOR TO RESTATEMENT DATE. The Parties agree that GTX shall, notwithstanding anything to the contrary in the Original Agreement or otherwise, also bear all costs and expenses related to Product research, development, registration, regulatory compliance and other activities relating to the development of Product that were incurred prior to the Amendment Date by GTX (excluding any Manufacturing Costs) (hereinafter referred to as "Incurred Costs"). Consequently, except as set forth in Section 3.1.1, GTX shall forever release and discharge Orion of any and all claims that it purports to have at the Amendment Date or may have thereafter against Orion with respect to Incurred Costs.

         7.4 GTX DEVELOPMENT AND REGISTRATION PLAN.

             7.4.1 COMPLETION OF GTX FINAL DEVELOPMENT AND REGISTRATION PLAN. The GTX Preliminary Development and Registration Plan for development and registration of Product in the Prostate Cancer Field was attached to the Original Agreement as Schedule B. GTX will prepare a GTX Final Development and Registration Plan for such activities for each


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       22.

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Major Country in a timely fashion upon receiving approval from the appropriate regulatory authority in each Major Country of a plan for regulatory approval in that country. Immediately upon completion of the GTX Final Development and Registration Plan for each Major Country, [ * ] GTX shall provide a copy of such plan to Orion.

             7.4.2 ORION'S RIGHT TO COMMENT ON AND OBJECT TO PLAN. Orion shall have the right to comment on each GTX Final Development and Registration Plan for Product for the Prostate Cancer Field for each Major Country. Additionally, Orion shall have the right to object to each GTX Final Development and Registration Plan for each Major Country to the extent such plan could reasonably be deemed to affect adversely Orion's development, commercialization, sales or registration of Toremifene in the Orion Field in the Orion Territory or outside the Field. GTX undertakes to change and/or amend the GTX Final Development and Registration Plan for Product for the Prostate Cancer Field for each Major Country to the extent Orion has so objected thereto as necessary to alleviate or obviate such adverse effect. Orion shall provide GTX with such comments and/or objections within thirty (30) days from Orion's receipt of the GTX Final Development and Registration Plan.

             7.4.3 CHANGES TO SUCH PLAN. GTX may modify the GTX Final Development and Registration Plan, as GTX deems necessary and consistent with
Section 7.4.1, but shall notify Orion of such changes. Any changes to the GTX Final Development and Registration Plan for each Major Country shall also be subject to Section 7.4.2.

         7.5 ORION DOCUMENTATION AND DATA.

             7.5.1 GTX ACCESS TO ORION KNOW-HOW. Orion has provided and shall continue to provide GTX with copies of the Orion Know-How, documentation, information and data listed or referenced in the GTX Preliminary Development and Registration Plan, and GTX shall be authorized to use and reference the same in its applications for Regulatory Approval and regulatory compliance activities in relation to such Regulatory Approvals. Any Product Drug Master Files ("DMFs") compiled or owned by Orion shall remain the property of Orion, but Orion shall, upon reasonable request therefor by GTX, provide appropriate authorization letters to relevant regulatory bodies in the GTX Territory within forty-five
(45) days from such request to enable GTX to reference such DMFs for purposes of GTX's applications for Regulatory Approval and regulatory compliance activities in the GTX Territory as provided for in Section 7.1. For the avoidance of doubt, neither Party is obligated to disclose the contents of its DMFs to the other Party.

             7.5.2 GTX ACCESS TO DATA. During the Term, Orion shall provide GTX, within forty-five (45) days of receipt of a written request from GTX specifying in detail the documentation, information and/or data requested, access to Orion Know-How in Orion's control and possession (and freely disclosable) that GTX reasonably requires for regulatory filings for the use of Product in the Field in the GTX Territory, including any Orion Know-How concerning the use of the Product in the Orion Field in the Orion Territory to the extent such information may be reasonably required by GTX for such regulatory filings. In instances where documentation, information and/or data requested are required by the U.S. FDA or other regulatory agency to be submitted in a time frame shorter than forty-five (45) days, GTX shall notify Orion, and GTX and Orion shall agree on a shorter time frame for provision of such


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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materials within the time required by the FDA. In the event any of such Orion
Know-How is not in the control or possession of Orion but is controlled by a Third Party, Orion and GTX shall discuss in good faith commercially reasonable efforts that Orion may, at its discretion, decide to take to assist GTX in accessing such Orion Know-How, provided that nothing herein shall obligate Orion to take steps to arrange, or incur costs, to access such Orion Know-How from such Third Party, and provided further that if requested by GTX, Orion will grant GTX the necessary authorizations to approach any such Third Party for such access. Upon GTX's request, Orion shall provide GTX with copies of such Orion Know-How referenced in the preceding sentences only in such form and content as is available to Orion, provided that, upon Orion's request, GTX shall reimburse Orion for Orion's direct out-of-pocket cost of making such copies and providing GTX with such Orion Know-How.

         GTX shall also provide to Orion quarterly reports summarizing GTX's development activities for Products in the Field (excluding the Orion Field in the Orion Territory).

             7.5.3 LETTER OF CROSS REFERENCE. Orion agrees that the Cross Reference letter dated December 10, 1999 from Orion to GTX shall remain in effect to the extent it enables GTX or its Affiliates to reference regulatory filings for the Orion Product in all countries outside of the USA. Such Cross Reference letter may not be revoked by Orion unless this Agreement is terminated. During the Term, Orion shall permit GTX, its Affiliates and the GTX Unaffiliated Sublicensees to reference, and shall provide GTX with an appropriate authorization letter to enable GTX, its Affiliates and the GTX Unaffiliated Sublicensees to reference, all applications or filings for Regulatory Approval for Orion Products for use in the Orion Field and related DMFs that are identified in Schedule E hereof (hereinafter "Orion Product Approvals") for the purpose of applying for and supporting Regulatory Approval of Products for use in the Field within the GTX Territory. Orion shall update Schedule E from time to time during the Term to set forth all Orion Product Approvals and DMFs that are owned and controlled by Orion. GTX recognizes that Orion has obtained the Orion Product Approvals solely for the purpose of its proprietary product Fareston(R), and that nothing herein shall be construed so as to obligate Orion to maintain or cause to be maintained any Orion Product Approvals solely for allowing GTX, its Affiliates and/or GTX Unaffiliated Sublicensees to refer thereto, provided that during the Term, Orion shall not withdraw such Orion Product Approvals in the absence of commercially justifiable reasons in relation to Fareston(R). Orion shall, prior to withdrawing such Orion Product Approvals, offer to GTX the right to maintain such approvals, at GTX's expense. If GTX elects to maintain such approvals, Orion shall reasonably cooperate with GTX to enable GTX to assume such responsibility.

             7.5.4 ADDRESS. All requests by GTX to Orion for documentation, information or data, as agreed herein, shall be addressed only to the attention of such person(s) as is/are designated in writing or in electronic form by Orion from time to time.

         7.6 GTX REGISTRATION AND MARKETING APPROVAL APPLICATIONS. GTX, its Affiliates and/or GTX Unaffiliated Sublicensees shall have the responsibility and the right to submit registration applications for Regulatory Approval and marketing and price approval of the Product for use in the Field within the GTX Territory; provided, however, that GTX shall not have the responsibility to submit such applications for approval of the Product for use in the Orion Field in the Orion Territory.


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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         7.7 FAILURE TO FILE OR EXTEND. Orion shall have the right to terminate its obligations under Section 7.1.2(a) and its obligations to manufacture and supply to GTX Orion Product upon one hundred and eighty (180) days prior written notice to GTX, if Regulatory Approval has not been granted for the Product for use in the Prostate Cancer Field in the USA by December 31, 2009. Any such notice hereunder shall be given no later than sixty (60) days after December 31, 2009, provided that GTX shall inform Orion in writing by December 31, 2009, whether or not Regulatory Approval has been granted for the Product for use in the Prostate Cancer Field in the USA by such date. The time for Orion to provide notice to GTX of its decision to exercise its right with regard to the event described above shall be deemed to commence upon the receipt by Orion of such notice from GTX, provided that nothing shall be construed so as to prevent Orion from exercising its right hereunder if Orion discovers, either by itself or through a Third Party, that Regulatory Approval has not been granted for the Product for use in the Field in the USA by December 31, 2009. Effective upon the date that GTX receives any notice from Orion pursuant to this Section 7.7 and during the Term, Orion hereby grants GTX a contingent license under the Orion Patent Rights and Orion Know-How and all other patents and patent applications owned or controlled by Orion during the Term that relate to the manufacture, use or sale of Toremifene or Orion Product ("Manufacturing Patents") to make and have made Product for use in the Field in the GTX Territory (except in the Orion Field in the Orion Territory). Such license shall be exclusive and sublicensable (but only for the purposes of having manufactured the Products for GTX, its Affiliates or Unaffiliated Sublicensees). Orion shall as soon as practically possible after providing any notice to GTX pursuant to this Section 7.7 provide GTX with such then-existing manufacturing, process and quality control procedures, documentation and other relevant know-how and information to the extent reasonably necessary to enable GTX to exercise its manufacturing right pursuant to this Section 7.7 (hereinafter "Product Manufacturing Know-How"), including without limitation providing up to ten (10) person-days of technology transfer assistance at GTX's site of manufacture of Product using Orion personnel skilled in such manufacturing operations, at no charge to GTX.

         7.8 REIMBURSEMENT OF ORION COSTS. Except as provided for otherwise in this Article 7, GTX shall reimburse Orion for all costs and expenses incurred by Orion in fulfilling its obligations under this Article 7 with respect to Products in the Field, subject to the following: (a) such reimbursable amounts shall include costs of assistance provided by Orion for activities relating to the Prostate Cancer Field only to the extent such costs (i) are incurred by Orion after [ * ] or (ii) have been invoiced to GTX prior to [ * ]; (b) such reimbursable amounts shall include costs of assistance provided by Orion for activities outside of the Prostate Cancer Field and the Breast Cancer Field, with the amounts described in this subsection (b) including Orion's [ * ]; (c) such reimbursable amounts shall not include [ * ] and (d) such reimbursable amounts shall not include [ * ]. Orion shall issue an invoice for all such reasonable costs and expenses so incurred that are reimbursable hereunder during each Calendar Quarter, and GTX shall effect payment of such invoice within thirty (30) days from the date of the invoice.

8.       CONFIDENTIALITY AND PUBLICITY

         8.1 CONFIDENTIALITY OBLIGATION. Each Party shall hold the other Party's Confidential Information (as defined below) of which it becomes informed in connection with this Agreement or the Original Agreement in strictest confidence and shall not disclose such Confidential Information to Third Parties or otherwise use it, except to the extent such use or


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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disclosure is expressly permitted by the terms of this Agreement or is reasonably necessary for the performance of this Agreement.

         8.2 PERMITTED DISCLOSURES. Permitted disclosures of Confidential Information hereunder include, but are not limited to: (A) disclosures to regulatory agencies to the extent required for Regulatory Approval, including but not limited to, GTX Product registrations and applications in the GTX Territory (to the extent expressly permitted hereunder), and (B) disclosures to the Parties' Affiliates, employees, agents and independent contractors (including clinical investigators, consultants and contract research organizations) who have a bona fide "need to know", and GTX Unaffiliated Sublicensees, and prospective sublicensees, provided that for such permitted disclosures under subsection (B) the disclosing Party shall obligate the recipients to maintain the confidentiality of Confidential Information under terms substantially similar to those contained in this Article 8.

         8.3 CONFIDENTIAL INFORMATION. "Confidential Information" includes, but is not limited to, any information relating to the terms of this Agreement, the Original Agreement, the Product, the Orion Product, GTX Know-How, GTX Patent Rights, Orion Patent Rights, Orion Know-How, GTX Preliminary Development and Registration Plan, GTX Final Development and Registration Plan, clinical and non-clinical studies involving the Product, and all sales and marketing plans for the Product, as well as information concerning all other products and the business affairs, manufacturing processes and other activities of the disclosing Party that are designated as confidential in writing or orally disclosed, provided such oral disclosure is confirmed as confidential in writing within thirty (30) days thereafter. However, such obligations shall not apply to Confidential Information to the extent such information is:

                   (A) PUBLICLY AVAILABLE INFORMATION. Which at the time of disclosure is or later comes into public domain by publication or otherwise through no fault of the receiving Party;

                   (B) PREVIOUSLY KNOWN INFORMATION. Which can be demonstrated by documentation or other competent proof to have been in the receiving Party's possession prior to disclosure;

                   (C) SUBSEQUENTLY RECEIVED INFORMATION. Which is subsequently received by the receiving Party from a Third Party who is not bound by any confidentiality undertaking to the disclosing Party or to any of its Affiliates with respect to said information;

                   (D) INDEPENDENTLY DEVELOPED INFORMATION. Which is independently developed by or for the receiving Party without reference to the disclosing Party's Confidential Information; or

                   (E) LEGALLY REQUIRED DISCLOSURES OF INFORMATION. Which is legally required to be disclosed pursuant to any statute or regulation or any judicial or administrative order, including any material or information requested by the Securities and Exchange Commission (or any equivalent securities exchange) or Finnish equivalent thereof to the extent that such information cannot be treated confidential.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       26.
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         8.4 DURATION OF CONFIDENTIALITY OBLIGATION. The confidentiality obligations of the Parties hereunder shall remain in effect during the Term and shall survive the termination or expiration of this Agreement for any reason and be effective until the later of five (5) years after such termination or expiration, or ten (10) years after the Restatement Date.

         8.5 PUBLICITY AND ANNOUNCEMENTS.

             8.5.1 With regard to the existence and content of commercial terms and conditions of this Agreement, unless agreed upon by the Parties, neither Party shall originate any publicity, news release or other public announcement, written or oral, whether to the public press, stockholders or otherwise, relating to this Agreement or any amendment hereto, without the approval of the other Party, except as required by law, including, without limitation, provisions regarding the disclosure requirement for publicly quoted companies, and then only to the minimum extent so required, in which event such Party shall give the other Party a reasonable opportunity to review the form and content of the announcement before such legally required announcement is made.

             8.5.2 GTX may originate any publicity, news release or other public announcement, written or oral, whether to the public press, stockholders or otherwise, relating to the use of the Product in the Field provided that GTX forwards to Orion such publicity, news release or other public announcement fourteen (14) days prior to such publicity, news release or other public announcement, except as otherwise required by law or regulation, including without limitation disclosure requirements promulgated by the Securities and Exchange Commission. It is agreed that such publicity, news release or other public announcement does not require the approval of Orion, unless Orion considers such publicity, news release or other public announcement to (a) fall within the scope of Section 8.5.1; or (b) be misleading or incorrect, in which case Orion shall, within five (5) business days after receiving such publicity, news release or other public announcement, so notify GTX and provide written comments specifying changes that Orion reasonably believes will correct such inaccuracy, except as otherwise required by law or regulation. If requested by Orion, such publicity, news release or other public announcement shall include wording to the effect that Toremifene is a proprietary compound of Orion, and that Toremifene has been licensed by Orion to GTX for use in the Field.

9.       FARESTON PRODUCT WEBSITE FOR USA

         9.1 FARESTON WEBSITE. During the Term of this Agreement or as long as the Fareston Product is sold in USA (whichever period is shorter), Orion shall maintain, (including, without limitation, by renewing the applicable domain name(s)), and operate, either itself or via Third Party subcontractor(s), the internet site with the domain name www.fareston.com (or any successor site or domain name thereof). Promptly following the execution of this Agreement, Orion and GTX shall mutually agree upon a process or means whereby Orion shall provide GTX with a means to access said website in order to update and maintain web pages for the Fareston Product that are directed towards residents of the USA (the "FARESTON U.S. WEB PAGES"). The Parties acknowledge and agree that GTX shall have sole control over, and responsibility for, the content of the Fareston U.S. Web Pages, including, without limitation, the "look and feel" thereof. Orion hereby grants GTX a non-exclusive, sublicenseable license in the GTX Territory under such intellectual property rights owned or controlled by Orion during the Term that are


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       27.

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strictly necessary for GTx, its Affiliates and Unaffiliated Sublicensees to
exercise the rights granted to GTX pursuant to this Section 9.1 with respect to the Fareston U.S. Web Pages. It is understood and agreed that nothing herein shall obligate Orion to perform the foregoing tasks [ * ] GTX shall be responsible for ensuring that the Fareston U.S. Web Pages conform with all applicable laws and regulations. To the extent allowed by applicable laws and regulations, Orion shall have a right to build on and join and/or establish a link to the foregoing site for the Fareston Product in connection with its retained rights for Fareston Product, and to grant to its Affiliates and Unaffiliated Sublicensees such rights, at any time, at its sole discretion, with the reasonable costs thereof payable by the supplier of such link or contents. GTX shall reasonably cooperate with Orion in regard to any additions to such site. Such additions, if any, will be placed in an easily visible location on such site as agreed between the Parties.

10.      TRADEMARKS

         10.1 TRADEMARKS.

              10.1.1 GTX shall market and sell the Product for use in the Field in the GTX Territory under the Trademarks. GTX shall own and control all Trademarks (including, as provided in the Purchase Agreement, the trademark Fareston(R) in the USA). For avoidance of doubt, GTX shall not have any rights to use the trademark Fareston(R) outside of the USA. GTX shall notify Orion if GTX decides to change, alter, modify or replace the Trademark initially selected by it for a given Product.

              10.1.2 If GTX exercises its right of first negotiation to obtain rights to sell Orion Product in the Orion Field under Section 2.1.6, then the Parties agree that any letter of intent and final agreement governing the terms under which GTX would obtain such rights shall provide for Orion to grant to GTX an exclusive, sublicensable license under the trademark Fareston(R) in the relevant country outside the USA (or any counterpart to such trademark that Orion is then using to market, promote, and commercialize Orion Products in the relevant country or countries) to advertise, promote, market or sell such Orion Product.

         10.2 TRADEMARK FILING AND MAINTENANCE. GTX shall be responsible for filing, maintaining, prosecuting and defending the Trademarks in the GTX Territory (including, for the avoidance of doubt, the trademark Fareston(R) in the USA).

         10.3 TRADEMARK DOCUMENTATION. If requested by Orion, GTX shall provide Orion with copies of all documents relating to the maintenance of the Trademark in the GTX Territory, at Orion's expense.

11.      PATENT OWNERSHIP AND WARRANTIES

         11.1 PATENT OWNERSHIP.

              11.1.1 Subject to the license rights granted to GTX hereunder, Orion retains full ownership of all Orion Patent Rights and shall be responsible for filing, prosecuting, and maintaining Orion Patent Rights as provided for in
Article 12.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       28.
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              11.1.2 Subject to the license rights granted to Orion hereunder,
GTX retains full ownership of all GTX Patent Rights and shall be responsible for filing, prosecuting, and maintaining GTX Patent Rights as provided for in
Article 12.

         11.2 ORION PATENT WARRANTIES. Orion warrants and represents that, to the best of its management's knowledge as of the Effective Date: (A) Schedule B sets forth all of the Orion Patent Rights as of the Effective Date and as of the Restatement Date which are directed to the composition of matter, use or sale of the compound Toremifene per se; (B) except for the Orion Field in the Orion Territory, Orion has not and will not grant, license, convey, assign, and/or transfer to any Third Party any rights to Orion Patent Rights for use in the Field, or any rights to manufacture the Product or Toremifene for use in the Field, or other rights to any Third Party, in each case inconsistent with the licenses and other rights granted to GTX hereunder, (C) based upon Orion's reasonably diligent investigation, the Orion Patent Rights are (i) valid, in full force, and enforceable, and (ii) there are no existing valid Third Party patents in the GTX Territory that might be infringed by the manufacture or sale of the Orion Product by Orion to GTX under this Agreement for the Prostate Cancer Field, or in the USA for the Breast Cancer Field, and (D) the use and/or sale of Products in the Field and in the GTX Territory by GTX, its Affiliates or Unaffiliated Sublicensees pursuant to this Agreement will not, in the absence of a license from Orion, infringe any patents owned or controlled by Orion other than the Orion Patent Rights. Additionally, Orion represents and warrants to GTX that to the best of its management's knowledge as of the Restatement Date, Orion has not received any written claims or assertions from any Third Party alleging that the use of Toremifene in the Field (other than as may be for use and/or sale of Products in the Orion Field in the Orion Territory) infringes such Third Party's patent rights.

         11.3 GTX PATENT WARRANTIES. GTX warrants and represents that [ * ] as of the Effective Date: (A) Schedule A sets forth all of the GTX Patent Rights as of the Effective Date which cover the Product for use in the Prostate Cancer Field and that it had full right and authority to grant to Orion and Orion Affiliate the rights granted to it under Section 2.4; (B) subject to Section 2.1.4, GTX has not and will not grant to any Third Party any rights under the Orion Patent Rights or Orion Know-How inconsistent with GTX's licenses under this Agreement, and (C) there are no circumstances existing that render it likely that the United States Government or any agency thereof to exercise such rights as set forth and/or referenced to in Section 2.3, if GTX's development, registration and commercialization of the Product for use in the Prostate Cancer Field will be carried out as agreed herein; and (D) (i) the GTX Patent Rights are valid, in full force, and enforceable and (ii) upon GTX's reasonably diligent investigation, there are no existing valid and enforceable Third Party patents in the GTX Territory (other than any that may be owned or controlled by Shire) that might be infringed by the marketing, promotion, distribution, importation, offer for sale or sale of the Product in the Prostate Cancer Field by GTX, its Affiliates and GTX Unaffiliated Sublicensees.

12.      PATENT PROSECUTION AND INFRINGEMENT; TRADEMARKS

         12.1 ORION PATENT FILING AND PROSECUTION. Orion shall, at its sole expense, prosecute, maintain and defend Orion Patent Rights in the GTX Territory and Orion shall control all Orion Patent Rights filings and actions. Orion shall use its commercially reasonable efforts to


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       29.

obtain extensions in the Major Countries in the GTX Territory in which such extensions are available.

         12.2 GTX PATENT FILING AND PROSECUTION. GTX shall, as its sole expense, file, prosecute, maintain and defend GTX Patent Rights in the GTX Territory and GTX shall control all GTX Patent Rights filings and actions. GTX shall use its commercially reasonable efforts to obtain GTX Patent Rights protection and commercially reasonable efforts to obtain GTX Patent Rights extensions in any countries in the GTX Territory in which such extensions are available.

         12.3 NOTIFICATION OF INFRINGEMENT. The Parties shall promptly inform each other of any information that comes to their attention involving actual or apparent infringements or misappropriations of Orion Patent Rights, Orion Know-How, GTX Patent Rights, GTX Know-How, or Trademarks by any Third Party, or claims of alleged infringement made by any Third Party in the GTX Territory against Orion, its Affiliates, or Orion Unaffiliated Sublicensees, GTX, its Affiliates, or GTX Unaffiliated Sublicensees, resulting from the manufacture, importation, marketing, sale or use of the Product in the Field.

         12.4 INFRINGEMENT OF THIRD PARTIES RIGHTS BY ORION. Orion shall, at its sole discretion, direct or defend in its own name and at its own expense any legal or other action or proceeding, including any settlement or negotiation, with respect to any alleged infringement of a Third Party patent or other proprietary right as a result of Orion's, its Affiliates', or Orion Unaffiliated Sublicensees' manufacture of Toremifene or Orion Product for use in the Field, or the use or sale of Product in the Orion Field in the Orion Territory excluding actions and proceedings covered by Section 12.5. During the time any such proceeding or any appeal thereof is pending, Royalty Income payable by GTX under Section 3.1 in the country in which such proceeding is pending shall be paid by GTX into an interest-bearing escrow account pending the outcome of such proceeding. Upon a favorable final resolution of such proceeding or any appeal thereof, GTX shall resume paying Orion the full royalties in such country, and all funds in such escrow account shall be paid to Orion. Upon an unfavorable final resolution of such proceeding or any appeal thereof, the funds in such escrow account shall be applied toward the damage award in such action, if any, and the balance, if any, shall be paid to Orion. If Orion fails to defend such proceeding or discontinues the defense, all funds in such escrow account shall be returned to GTX and GTX shall have no further obligation to pay Royalty Income in such country.

         12.5 INFRINGEMENT OF THIRD PARTIES RIGHTS BY GTX. GTX shall, at its sole discretion, direct or defend in its own name and at GTX's own expense in the GTX Territory any legal or other action or proceeding, including any settlement or negotiation, with respect to any alleged infringement of a Third Party patent, trademark or other proprietary right as a result of GTX's, its Affiliates', or GTX Unaffiliated Sublicensees' making, having made, importing, marketing, distributing, using or selling the Product in GTX Territory for use in the Field, excluding actions and proceedings covered by Section 12.4.

         12.6 INFRINGEMENT INDEMNIFICATION.

              12.6.1 ORION INFRINGEMENT INDEMNIFICATION. Orion shall indemnify, defend and hold GTX (including for purposes of this Section 12.6.1, GTX Affiliates and GTX


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       30.

Unaffiliated Sublicensees), its and their officers, directors, and employees, and permitted successors and assigns, harmless from and against any and all liabilities, damages, claims, demands, costs and/or expenses (including reasonable attorneys' fees) (collectively, "Losses") claimed by any Third Party in any patent or proprietary right infringement suit or action which may be brought as a result of Orion's, its Affiliates', or Orion Unaffiliated Sublicensees' manufacture of Toremifene or Orion Product, except to the extent such Losses arise out of claims for which GTX shall defend, indemnify and hold Orion harmless pursuant to Section 12.6.2, and further subject to the conditions of indemnification set forth in Section 15.7.

              12.6.2 GTX INFRINGEMENT INDEMNIFICATION. GTX shall indemnify, defend and hold Orion (including for purposes of this Section, Orion's Affiliates and Unaffiliated Sublicensees) its and their officers, directors, and employees, and permitted successors and assigns, harmless from and against any and all Losses claimed by any Third Party in any suits or actions relating to patent, trademark or other proprietary right infringements as a result of GTX's, its Affiliates', or GTX Unaffiliated Sublicensees' making or having made, importing, marketing, using or selling the Product or Other Product under a Trademark in GTX Territory for use in the Field, except to the extent such Losses arise out of claims for which Orion shall indemnify, defend and hold GTX harmless pursuant to Section 12.6.1, and further subject to the conditions of indemnification set forth in Section 15.7.

         12.7 TERMINATION FOR INFRINGEMENT OF THIRD PARTY RIGHTS. Should either Party be prevented by reason of an adverse, non-appealable court or administrative proceeding, order or judgment or arbitral award against it from manufacturing, making, using or selling the Orion Product and/ or Product in any country within the GTX Territory as required or permitted under this Agreement, then, as to such country so affected, the other Party may, upon sixty (60) days prior written notice thereof to the other Party, terminate this Agreement upon written notice to the other Party with respect to such country, and the Parties shall make a final transition accounting and settlement for outstanding bona fide costs, payments and expenses to which each Party is entitled hereunder with respect to such country.

         12.8 THIRD PARTY INFRINGEMENT OF ORION PATENT RIGHTS.

              12.8.1 ORION ENFORCEMENT. Orion shall have the first right but not the obligation, to commence, at its own expense, appropriate measures to enforce Orion Patent Rights [ * ] against infringement by Third Parties relating to the manufacture, use, sale, offer for sale, or import of products containing Toremifene for use in the Field within a reasonable period of time after Orion becomes aware of such infringement (including, but not limited to, by notifying the infringing Third Party of such infringement and demanding that such Third Party cease and desist from such infringement). If such infringement does not cease, Orion shall have the right to commence a legal proceeding to enforce Orion Patent Rights, if any, against such Third Party infringements within a reasonable period of time of the date Orion becomes aware of such infringement. Orion shall notify GTX promptly after Orion becomes aware of such infringement, and, upon request therefor by GTX, keep GTX reasonably informed regarding Orion's intended strategy in such situation. Additionally, if within a reasonable period of time from the date GTX becomes aware of any alleged Third Party infringement of such Orion Patent Rights, either by notice from Orion or otherwise, Orion has not commenced a legal proceeding against such infringement, or if at any time Orion discontinues the pursuit of such proceeding,


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       31.

GTX may, at its option, commence, continue or intervene, as the case may be, in such proceeding, provided, however, that with respect to any such proceedings in any country, GTX shall first request Orion to notify GTX whether any Third Party has a right to enforce the relevant Orion Patent Rights in the relevant countries, in which event Orion shall promptly respond to such request, and further provided that GTX' rights hereunder are subject and secondary to any rights that Orion has granted to any Third Party prior to the Restatement Date in such country with respect to enforcement of the relevant Orion Patent Rights. During the time any such proceeding or any appeal thereof is pending, no Royalty Income shall be payable under Section 3.1 in the country in which such proceeding is pending. Upon a favorable final resolution of such proceeding or any appeal thereof, GTX shall resume paying Orion the full royalties in such country, and GTX shall also be liable for payment of any back royalties payable for such period for which such a proceeding has been pending. Orion's commencement of such proceeding shall be at Orion's own expense, provided that Orion shall be entitled to retain all recoveries in such proceeding or any appeal thereof. Such commencement by Orion shall not relieve either Party of its obligations under Section 12.6.

              12.8.2 GTX ENFORCEMENT.

                     (A) GTX shall have the first right but not the obligation, to commence, at its own expense appropriate measures to enforce United States Patent Nos. [ * ] against infringement by Third Parties, within a reasonable period of time after GTX becomes aware of such infringement (including, but not limited to, by notifying the infringing Third Party of such infringement and demanding that such Third Party cease and desist from such infringement). If such infringement does not cease, GTX shall have the right to commence a legal proceeding to enforce said Orion Patent Rights, if any, against Third Party infringements within a reasonable period of time of the date GTX becomes aware of such infringement. GTX shall notify Orion promptly after GTX becomes aware of such infringement, and, upon request therefor by Orion, keep Orion reasonably informed regarding GTX's intended strategy in such situation. Additionally, if within a reasonable period of time from the date GTX becomes aware of any alleged Third Party infringement of said Orion Patent Rights, either by notice from Orion or otherwise, GTX has not commenced a legal proceeding against such infringement, or if at any time GTX discontinues the pursuit of such proceeding, Orion may, at its option, commence, continue or intervene, as the case may be, in such proceeding, provided, however, that with respect to any such proceedings in the USA, Orion's right to commence, continue, or intervene in such proceeding are subject to and secondary to any rights that GTX has granted to any Third Party prior to the Restatement Date in such country with respect to enforcement of the relevant patent rights. During the time any such proceeding or any appeal thereof is pending, no Royalty Income shall be payable under Section 3.1 in the country in which such proceeding is pending. Upon a favorable final resolution of such proceeding or any appeal thereof, GTX shall resume paying Orion the full royalties in such country, and GTX shall also be liable for payment of any back royalties payable for such period for which such a proceeding has been pending. GTX's commencement, continuation or intervention in such proceeding shall be at GTX's own expense, provided that GTX shall be entitled to retain all recoveries in such proceeding or any appeal thereof. Such commencement, continuation or intervention by GTX shall not relieve either Party of its obligations under
Section 3.1 or 12.6.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       32.
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         12.9 THIRD PARTY INFRINGEMENT OF GTX PATENT RIGHTS; THIRD PARTY
INFRINGEMENT OF TRADEMARKS AND THE TRADEMARK FARESTON(R).

              12.9.1 GTX shall have the sole right, but not the obligation, at its own expense, to commence appropriate measures to enforce GTX Patent Rights and rights to Trademarks against Third Party infringements (including, but not limited to, notifying the infringing Third Party of such infringement and demanding that such Third Party cease and desist from such infringement) and, if such infringement does not cease, commence a legal proceeding to enforce such GTX Patent Rights or rights to Trademarks, if any, against Third Party infringements. GTX's commencement of such proceeding shall be at GTX's own expense, provided that GTX shall be entitled to retain all recoveries in such proceeding or any appeal thereof. Such commencement by GTX shall not relieve either Party of its obligations under Section 12.6.

         12.10 MUTUAL COOPERATION. In the event of any infringement litigation in the GTX Territory involving the Product or Orion Product or any Orion Patent Rights or GTX Patent Rights or a Trademark, the non-prosecuting or non-defending Party shall render such reasonable assistance as may be requested by the prosecuting or defending Party in connection with such infringement actions. If Orion requests GTX's assistance in connection with such infringement claims or actions, Orion shall reimburse GTX for such direct, documented out-of-pocket expenses as are reasonably incurred by GTX during the course of it providing such requested assistance. If GTX requests Orion's assistance in connection with such infringement claims or actions, GTX shall reimburse Orion for such direct, documented out-of-pocket expenses as are reasonably incurred by Orion during the course of it providing such requested assistance. Before incurring such expenses, the Parties shall in good faith agree in writing on the nature and extent of assistance to be rendered, and an estimate of the total expenses, which expenses shall be monitored periodically.

         12.11 PATENT CHALLENGES.

               12.11.1 If GTX, its Affiliate, or GTX Unaffiliated Sublicensee, either directly or through a contractor or agent, challenges the validity of any Orion Patent Rights in any Major Country within the GTX Territory (other than in a Major Country that is a member of the European Union) and does not cease such challenge within thirty (30) days of receipt of written notice from Orion, then such challenge shall be deemed a material breach of this Agreement and Orion shall have the right to terminate this Agreement by written notice with immediate effect, at Orion's sole discretion, in its entirety or with respect to such country.

               12.11.2 If Orion challenges the validity of any GTX Patent Rights in any Major Country in the GTX Territory (other than in a Major Country that is a member of the European Union) and does not cease such challenge within thirty
(30) days of receipt of written notice from GTX, then such challenge shall be deemed a material breach of this Agreement and GTX shall be entitled to terminate this Agreement by written notice with immediate effect, at GTX's sole discretion, in its entirety or with respect to such country.

         12.12 ACTIVITIES DURING INFRINGEMENT LITIGATION.


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       33.
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               12.12.1 In the event of any patent or trademark or other
proprietary right infringement litigation involving the Product in GTX Territory in which GTX defends or prosecutes such litigation pursuant to Section 12.8 or 12.9, GTX may, at any time following one hundred eighty (180) days after the commencement of such litigation, request in writing that Orion suspend the manufacture of the Orion Product for use in the Field in the part of the GTX Territory so affected pending resolution of such litigation if GTX reasonably deems such action necessary or advisable to mitigate possible damages that may be incurred during the pendency of such litigation. If Orion elects not to comply with such request within thirty (30) days after receipt thereof, then all damages resulting from Orion's continued manufacturing of the Product for use in the Field in the part of the GTX Territory so affected (other than for the Orion Field in the Orion Territory) after Orion's receipt of such request shall be borne by Orion and be subject to Orion's indemnification obligation to GTX pursuant to Section 15.6.1.

               12.12.2 In the event of any patent or trademark or other proprietary right infringement litigation involving the Product in the GTX Territory in which Orion defends or prosecutes such litigation pursuant to
Section 12.8 or 12.9, Orion may, at any time following one hundred eighty (180) days after the commencement of such litigation, request in writing that GTX suspend the import, distribution, marketing, sale and use of the Product, and suspend Orion's manufacture and supply of Orion Product for GTX hereunder, in the part of the GTX Territory so affected pending resolution of such litigation if Orion reasonably deems such action necessary or advisable to mitigate possible damages that may be incurred during the pendency of such litigation. If GTX elects not to comply with such request within thirty (30) days after receipt thereof, then all damages resulting from GTX's continued importing, distribution, marketing, sale and use of the Product in the part of the GTX Territory so affected after GTX's receipt of such request shall be borne by GTX and be subject to GTX's indemnification obligation to Orion pursuant to Section
15.6.2. If GTX elects to comply with such request, such compliance shall be considered a suspension of GTX's marketing and sales obligations, notwithstanding Article 6.

               12.12.3 In the event either Party receives a written claim of any alleged or actual infringement of a Third Party patent or trademark or other proprietary right as a result of Orion's, its Affiliate(s) or Unaffiliated Sublicensee(s') manufacturing of or selling Orion Product to GTX, or GTX, its Affiliates, or GTX Unaffiliated Sublicensees making, having made, marketing, using or selling the Product in GTX Territory for use in the Field, each Party shall so notify the other Party and the Parties shall confer regarding the basis for such claim, and discuss how the Parties may resolve the situation. Orion shall have the right to suspend its manufacture and supply of the Orion Product in and/or to the part of the GTX Territory so affected upon twenty (20) days prior written notice to GTX pending resolution of such claim or any related infringement litigation, if necessary to mitigate damages that may be incurred. If Orion exercises its rights hereunder, the Parties shall thereafter discuss from time to time whether the situation has been resolved and, accordingly, whether Orion is in a position to resume the supply of Orion Product pursuant to this Agreement.

13.      COMPETING PRODUCTS

         13.1 OBLIGATIONS WITH RESPECT TO COMPETING PRODUCTS.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       34.
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              13.1.1 Beginning on the Effective Date and until the expiration of the last of the Orion Patent Rights on a country by country basis in the Major Countries, GTX and GTX Affiliates undertake not to market or sell a Competing Product in such country, excluding those countries of the Major Countries within the European Union, in which countries GTX and GTX Affiliates undertake not to market or sell any Competing Product for a period of five (5) years from the Amendment Date.

              13.1.2 However, nothing contained in this Section 13.1 shall be construed as preventing either Party from conducting research and development activities relating to a Competing Product during such period or thereafter.

14.      PRODUCT ORDERS, SUPPLY AND PAYMENTS

         14.1 ORION SUPPLY OBLIGATIONS.

              14.1.1 PRODUCT SUPPLY. During the Term, Orion shall, subject to the terms of this Article 14 and Section 7.7, supply GTX and GTX Affiliates with their requirements of Orion Product. Orion shall supply the Product in bulk tablet form.

              14.1.2 PRODUCT DELIVERY. Orion shall supply Orion Product to GTX only against receipt of GTX's written purchase orders. Except as otherwise provided herein or as otherwise expressly agreed in writing by the Parties, delivery shall be within ninety (90) days from receipt and confirmation by Orion of GTX's purchase order. Orion shall confirm the delivery dates within ten (10) business days after receipt of GTX's purchase orders and, subject to the provisions of Section 14.2, Orion shall use its best reasonable efforts to fill such orders on the requested delivery dates, but shall in any event fill such orders within ninety (90) days from receipt and confirmation of GTX's purchase order. Orion shall deliver Orion Product [ * ] to a carrier designated by GTX (with the foregoing being interpreted to effect [ * ]. GTX shall pay shipping costs and shall assume title to and risk of loss for Orion Product purchased hereunder after such delivery to GTX's designated carrier.

              14.1.3 PRODUCT SHIPPING INSTRUCTIONS. GTX shall provide Orion with appropriate instructions for each shipment of Orion Product hereunder designating the desired carrier, destination and method of transport. If Orion becomes aware that the designated carrier is unable to accept the desired shipment within the requested delivery period, Orion shall promptly notify GTX and GTX shall promptly designate another carrier or carriers.

         14.2 ORION AFFILIATES AND SUBCONTRACTORS. Orion may satisfy its supply obligations under this Agreement either directly or through any Orion Affiliate (provided that such Orion Affiliate has a manufacturing site which has received all required regulatory approvals and that Orion guarantees the performance of such Affiliate), and such supply by Orion Affiliates shall not be deemed an infringement of GTX's rights hereunder.

         14.3 GTX FORECASTS.

              14.3.1 ROLLING FORECASTS. Within ninety (90) days after the Restatement Date, GTX shall inform Orion in writing of GTX's bona fide, good faith estimated requirements of


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       35.

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Fareston Product in the GTX Territory during the year 2005. Thereafter, for the remainder of the Term, GTX shall provide to Orion by September 30 of each year a purchase forecast of GTX's estimated requirements of Orion Product for the twenty four (24) month period beginning with October 1 of the then current year, allocated for each calendar month of such period, provided that if during any calendar year GTX expects to order Product from Orion to support the launch of Product for use in the Field but outside of the Breast Cancer Field, then not later than ninety (90) days prior to GTX's anticipated first order of Orion Product from Orion to support the launch of Product for such use, GTX shall update the most recently provided purchase forecast to include GTX's good faith estimated requirements of Orion Product to support such launch (if not already included in the then-applicable forecast). GTX shall update its purchase estimates to Orion on a monthly basis by indicating by the end of each month revised estimates or confirming that no revisions are necessary, which shall provide Orion with GTX's rolling twenty four (24) month forecasts.

              14.3.2 EXCESS QUANTITIES. If GTX orders a quantity of Orion Product in excess of one hundred twenty-five percent (125%) of GTX's purchase forecast provided two (2) Calendar Quarters prior to such order, Orion shall deliver the quantity in excess of one hundred twenty-five percent (125%) up to one hundred fifty percent (150%) of such forecast within one hundred twenty
(120) days from receipt and confirmation of GTX's purchase order. If GTX orders a quantity of Orion Product in excess of one hundred fifty percent (150%) of GTX's purchase forecast provided two (2) Calendar Quarters prior to such order, Orion shall use commercially reasonable efforts to supply the quantity in excess of one hundred fifty percent (150%) up to two hundred percent (200%) of such forecast as soon as practical, but in no event later than one hundred eighty
(180) days from receipt and confirmation of GTX's purchase order. If GTX orders a quantity of Orion Product in excess of two hundred percent (200%) of GTX's purchase forecast provided two (2) Calendar Quarters prior to such Order, Orion shall use commercially reasonable efforts to supply the quantities in excess of such forecast as soon as practical.

              14.3.3 MINIMUM QUANTITIES. Of the amounts of Orion Product indicated by GTX in its rolling monthly forecasts, GTX shall purchase at least one hundred percent (100%) of its estimated requirement for Orion Product for the first three (3) months of such forecast, eighty percent (80%) of its estimated requirement of Orion Product for the fourth, fifth and sixth months of such forecast, and fifty percent (50%) of its estimated requirement of Orion Product for the seventh, eighth and ninth months of such forecast. All orders and deliveries of Orion Product shall be in full batch sizes of Orion Product, as determined by Orion from time to time. Orion shall notify GTX in writing prior to the date upon which GTX must provide its first commercial order of Orion Product under this Article 14 of what the size of a full batch of Orion Product is at such time.

         14.4 PRICES AND PAYMENT.

              14.4.1 COMMERCIAL PRICING FORMULA. Orion's annual price of bulk Orion Product to GTX, its Affiliates or its Unaffiliated Sublicensees for commercial purposes, delivered [ * ] (with the foregoing being interpreted to effect [ * ], shall be:

              [ * ]


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       36.

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              14.4.2 INVOICING AND PAYMENT. Orion shall invoice GTX for
commercial orders of Orion Product shipped, and GTX shall pay such invoice within thirty (30) days of receipt.

              14.4.3 PRICE CHANGES. GTX may, no more than once per year, request that Orion determine whether the average cost of the raw materials set forth in Schedule C used to manufacture Product during the immediately preceding year has, in the aggregate, changed by more than five percent (5%) of the average cost thereof that applied during the year immediately preceding the date that is one year earlier than the date of GTX's request (any such change, a "Significant Cost Change"). Reasonably promptly following any such request by GTX, Orion shall make such determination and notify GTX of the result of such determination. Additionally, if Orion determines that a Significant Cost Change has occurred (other than in response to such a request by GTX), it shall so notify GTX. If Orion determines that a Significant Cost Change has occurred upon GTX's request or upon Orion's own investigation, then the Parties shall (no more than once annually) adjust the price to reflect such Significant Cost Change. Such price shall apply to Orion Products purchased by GTX following the date of Orion's notice to GTX that a Significant Cost Change has occurred.

              14.4.4 EXCEPTION. Notwithstanding the foregoing, GTX shall not owe Orion any payment pursuant to this Section 14.4 for any Product that is sold to a Third Party for development or commercialization of a [ * ] as to which GTX owes Orion payments described in Section 3.1.6.

         14.5 RESALE PRICES. GTX, its Affiliates and GTX Unaffiliated Sublicensees shall be free to set their own resale prices for the Product sold in the GTX Territory.

         14.6 PRODUCT SUPPLY FOR TESTING AND REGISTRATION; SUPPLY OF TOREMIFENE.

              14.6.1 PRODUCT SUPPLY FOR TESTING AND REGISTRATION. The supply price for the [ * ] tablet of bulk Orion Product for clinical trials shall be [ * ] per tablet. Orion shall supply GTX or its Affiliates with such quantities of [ * ] tablets of bulk Product as GTX or its Affiliates may require of Orion Product and/or placebos for use in clinical trials of Products. The price for the [ * ] tablet of bulk Orion Product for clinical trials shall be [ * ] per tablet. Orion shall supply GTX with such quantities of [ * ] tablets of bulk Product as GTX or its Affiliates may require of Orion Product and/or placebos for use in clinical trials of Products. The price for the [ * ] tablet of bulk Product for clinical trials shall be [ * ] per tablet. Orion shall supply GTX with such quantities as GTX or its Affiliates may require of [ * ] tablets of Orion Product and/or placebos for use in clinical trials of Products. The price for a [ * ] placebo for such clinical trials shall be [ * ], per tablet. All Orion Product supplied for testing and registration pursuant to this Section
14.6 shall be provided in bulk packaging. Notwithstanding the foregoing, GTX shall not owe Orion any payment pursuant to this Section 14.6 for any Product that is sold to a Third Party for development or commercialization of a [ * ] as to which GTX owes Orion payments described in Section 3.1.6.

              14.6.2 SUPPLY OF TOREMIFENE. For the sole purpose of aiding GTX or its Affiliates in its efforts to obtain Regulatory Approval for the Product for use in the Field in the GTX Territory, Orion shall, during the Term, upon written order thereof by GTX, provide GTX, free of charge, with up to [ * ] of Toremifene in bulk powder form (the "Powder"). GTX


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       37.

undertakes to use such Powder only for studies necessary to support Regulatory Approval for Product for use in the Field, excluding the Orion Field in the Orion Territory. Upon ordering Powder from Orion, GTx shall provide Orion with a detailed description of such study(ies) and the expected amount of Powder needed for said study(ies).

         As consideration for Orion's agreement to provide the Powder to GTX, all results, data, information, inventions, memoranda, reports, discoveries, work products and other results (including without limitation any patents(s) granted thereon), which are conceived, derived, reduced to practice, made and/or developed by or on behalf of GTX and arising out of or relating to the use of the Powder (hereinafter referred to as "Results") shall be jointly owned by GTX and Orion such that each Party shall have a one-half undivided interest in and to such results, without a duty of accounting to the other Party. Orion's interest in the Results, and any patent rights related thereto, shall be subject to the licenses granted to GTX pursuant to Section 2.1 to the extent such Results are included in the Orion Patent Rights or Orion Know-How. GTX hereby grants to Orion an exclusive, royalty-free, worldwide license with the right to grant sublicenses, under GTX's joint interest in the Results and any intellectual property rights relating thereto for use in developing, using, having used, selling, having sold, importing, marketing and distributing products outside of the Field and in the Orion Field in the Orion Territory. Orion hereby grants to GTX an exclusive, royalty-free, worldwide license, with the right to grant sublicenses, under Orion's joint interest in the Results and any intellectual property rights relating thereto, for use in developing, using, having used, selling, having sold, importing, marketing and distributing products in the Field (excluding in the Orion Field in the Orion Territory), to the extent such rights are not otherwise included in the Orion Patent Rights or Orion Know-How licensed to GTX pursuant to Section 2.1.1.

         Any use of the Results by GTX other than for the purposes of this Agreement shall not be permitted without the express written consent of Orion, which Orion may withhold at its sole discretion.

         Without prejudice to the foregoing, the Results shall be deemed both Orion's and GTX's Confidential Information and shall be used and treated for purposes of Section 8 of this Agreement as Confidential Information of the other Party. GTX shall promptly disclose to Orion all Results immediately when such Results are available.

         GTX and Orion shall mutually determine whether or not any of the Results provide the basis for any patentable inventions. If both Orion and GTX consider that patents for any such inventions involving Results should be sought, then such applications shall, in accordance with what has been stated herein above, be filed in the Parties' joint name, and the Parties shall share equally all costs of filing, prosecuting and maintaining relevant patent applications and patents. The Parties shall negotiate in good faith on the division of responsibilities with regard to drafting, filing, prosecuting and maintaining the relevant patent applications and patents. If the Parties do not decide that patent application(s) should be filed for any patentable inventions included in the Results, then the Results shall continue to be treated as Confidential Information of both Parties.

         14.7 AGREEMENT TERMS GOVERN. Except as otherwise agreed in writing by the Parties, the terms and conditions of this Agreement shall govern Orion and its Affiliates' sale of


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       38.

Orion Product to GTX, its Affiliates and GTX Unaffiliated Sublicensees during the Term, notwithstanding any conflicting terms and conditions set forth in GTX's forecast, order or purchase documents or in Orion's sale or acceptance documents and any such conflicting terms are hereby expressly rejected.

         14.8 PRICE ADJUSTMENT FOR COMMERCIAL SUPPLY. It is agreed upon by the Parties that the price of the [ * ] tablet of Orion Product to GTX, its Affiliates or Unaffiliated Sublicensees shall be reduced below [ * ] based upon attaining certain milestone purchases of Product as follows: if GTX purchases annually an aggregate amount of [ * ] of tablet [ * ] the price of the tablet shall be [ * ] per [ * ] tablet. Similarly, (i) the price to GTX of the [ * ] tablet of Orion Product shall be reduced if GTX purchases annually [ * ] of the [ * ] tablets such that the price per [ * ] tablet of Orion Product shall be [ * ] and (ii) the price to GTX of the [ * ] tablet of Orion Product shall be reduced if GTX purchases annually [ * ] of the [ * ] tablets such that the price per [ * ] tablet of Orion Product shall be [ * ]. If a price adjustment is triggered under this Section 14.8, then the adjusted price shall apply to the entire amount of the relevant tablets purchased during the relevant year. Orion shall within thirty (30) days after the end of such year, pay to GTX an amount equal to the number of relevant tablets actually purchased during such year, multiplied by the difference between the price paid by GTX for supply of the relevant tablets and the lower price that is actually applicable due to the adjustment to be made pursuant to this Section 14.8.

         14.9 TERMINATION OF PRODUCT SUPPLY. Orion shall, at its sole discretion, have the right upon providing [ * ] prior written notice thereof, to terminate its obligations under this Article 14 relating to the manufacture and supply of Orion Product and/or Toremifene (pursuant to Section 14.6.2) in the event that Orion permanently ceases the manufacture of Toremifene and/or Orion Product. For the avoidance of doubt, the right of termination relating to the manufacture and supply of Orion Product and/or Toremifene set forth in this
Section 14.9 shall not restrict or alter Orion's rights under Section 7.7. In the event that Orion so terminates such obligations, Orion shall grant GTX a contingent license under the Orion Patent Rights, Orion Know-How and the Manufacturing Patents to make and have made Product for use in the Field in the GTX Territory (except for use of the Product in the Orion Field in the Orion Territory) during the Term, with such license to be exclusive in the Field (but excluding the Orion Field in the Orion Territory) and sublicensable (but only for the purpose of having Products manufactured for GTX, its Affiliates or Unaffiliated Sublicensees). Such license shall become effective upon GTX's receipt of notice from Orion under this Section 14.9. Orion shall during such [ * ] notice period, and as soon as practically possible after GTX's written request, provide GTX with Product Manufacturing Know-How to the extent reasonably necessary to enable GTX to exercise its back-up manufacturing right pursuant to this Section 14.9, including without limitation providing up to ten
(10) person-days of technology transfer assistance at GTX's site of manufacture of Product using Orion personnel skilled in such manufacturing operations, at no charge to GTX.

15.      PRODUCT WARRANTIES AND INDEMNIFICATION

         15.1 PRODUCT WARRANTIES AND LIMITATIONS.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       39.

              15.1.1 ORION WARRANTIES. Orion warrants and represents that the Orion Product manufactured by Orion, its Affiliate(s) or subcontractor(s), as the case may be, and delivered to GTX, its Affiliate(s) or GTX Unaffiliated Sublicensee(s) hereunder for resale shall (i) from the date of shipment until the end of the specified shelf-life conform to the Specifications (provided, however, that Orion Product has after shipment been handled and stored properly and been afforded sufficient protection against deterioration and damage) and shall have been manufactured in accordance with U.S. FDA Good Manufacturing Practices and equivalent Good Manufacturing Practices in Europe to the extent applicable to Orion, its Affiliates or subcontractors as the manufacturer(s) of Orion Product, and (ii) be transferred free and clear of any security interests, liens and encumbrances. It is expressly agreed that, except as expressly provided for in Section 11.2, no representation, warranty, commitment or obligations given, made or undertaken by Orion in this Agreement shall apply with regard to any Product manufactured by a party other than Orion, its Affiliates or subcontractors, including without limitation any Product manufactured by or on behalf of GTX under its stand-by and other manufacturing rights pursuant to Section 7.7, 14.9, 16.1, 17.3.2, 17.4 or 21.2.2.

              15.1.2 LIMITATIONS. Except as otherwise expressly stated herein, no warranties or representations, express or implied are made or shall be deemed to have been made by Orion, its Affiliate or subcontractor including without limitation the warranties of fitness for a particular purpose and merchantability, regarding any Product, including without limitation the Orion Product and Other Product. Subject to Orion's warranty and indemnification obligations under this Agreement for Orion Product, Orion shall have no responsibility or liability for any Product, including without limitation Orion Product and Other Product manufactured by Orion and/or used, supplied, marketed, or sold by GTX, its Affiliates or GTX Unaffiliated Sublicensees.

         15.2 CERTIFICATE OF ANALYSIS. Orion shall furnish GTX with one or more certificates of analysis for each batch of Orion Product supplied hereunder, in the form required by law in each country of GTX Territory where the Orion Product is marketed, with shipment of each such batch.

         15.3 PRODUCT INSPECTIONS.

              15.3.1 GTX INSPECTION AND ANALYSIS. GTX shall inspect and analyze a representative sample of Orion Product from batches supplied by Orion promptly after receipt. If, after inspection, GTX reasonably believes the shipment does not meet the Specifications, GTX shall notify Orion in writing within thirty
(30) days after GTX's receipt of any such goods. If GTX does not so notify Orion, GTX shall be deemed to have waived all claims against Orion for said quantity delivered, except for any latent defects that could not have been reasonably discovered upon such inspection, which defects shall be notified by GTX to Orion within fourteen (14) days from discovery of same. Any claims by GTX regarding goods delivered shall specify in reasonable detail the nature and basis for the claim and cite relevant Orion lot numbers or other information to enable specific identification of the goods involved. GTX shall not be required to accept Orion Product having a shelf life of less than eighty percent (80%) of the stated expiration dating on the date of shipment by Orion.

              15.3.2 ORION RESPONSE. Orion shall respond to all claims made by GTX on a case-by-case basis and Orion shall have the right to first inspect any goods involved before being


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       40.

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required to take any action with respect thereto. Orion shall review any such claim of nonconformity made by GTX within thirty (30) business days of receipt of GTX's notice under Section 15.3.1 and conduct any required testing of the goods involved as soon as possible, but in no event later than forty-five (45) days after receipt thereof, or earlier if the U.S. FDA or any corresponding regulatory authority in the GTX Territory requires an earlier response from Orion. If such review and testing by Orion (or testing by an independent laboratory as set forth below) confirms that a claimed quantity does not meet the Specifications, then, at Orion's expense, GTX shall dispose of or return such quantity involved as Orion shall direct in writing and Orion shall replace such quantity with conforming goods as soon as possible, but in no event later than sixty (60) days after testing is completed, which shall be GTX's sole and exclusive remedy for such non-conformity. If the Parties fail to agree as to whether a delivered quantity meets the Specifications, then the Parties shall have the batch in dispute analyzed by a mutually agreed upon independent testing laboratory located in the country in which Orion Product to which goods relate is intended for resale, or, if the Parties agree, in Finland. Such laboratory's determination shall be deemed final as to any dispute over the Specifications and the nonprevailing Party shall bear the costs of such independent laboratory's testing.

         15.4 PRODUCT STORAGE. Each Party shall properly store Orion Product under conditions that will not adversely affect the quality or normal shelf life thereof.

         15.5 GTX RESPONSIBILITIES IN GTX TERRITORY.

              15.5.1 LABELING. GTX shall be responsible for packaging of the Product, and for all labeling, inserts, packaging and promotional materials and any other materials which accompany, are distributed, used or referred to in any way by GTX, its Affiliate(s) or GTX Unaffiliated Sublicensee(s) in connection with the Product and GTX shall ensure that same shall conform to all legal requirements in each country of the GTX Territory in which the Product is sold. Subject to applicable legal and regulatory requirements and space limitations, all Product labeling, packaging, inserts and promotional materials shall indicate that the Product is marketed by GTX. GTX shall, upon written request therefore by Orion, provide Orion with copies of representative samples of materials which GTX, its Affiliates and GTX Unaffiliated Sublicensees intend to use in connection with the marketing, promotion and sale of the Product thirty
(30) days prior to their first use thereof, provided that nothing herein or otherwise, including without limitation any request by Orion to be furnished with such materials or review of same, shall be construed as Orion assuming any liability or responsibility for such materials or their conformity to all legal requirements in any country of the GTX Territory in which the Product is sold and such request and/or review by Orion of such materials shall be without prejudice to the first sentence of this Section 15.5. GTX, its Affiliates, or GTX Unaffiliated Sublicensee shall register, promote, market and sell the Product in the GTX Territory only for the indications for which relevant Regulatory Approvals have been obtained and only in accordance with applicable legal and governmental authority requirements.

              15.5.2 NOTIFICATION. GTX shall also be responsible for notifying, reporting or registering this Agreement or the business relationship created hereby with any government authorities in the GTX Territory to the extent legally required. Orion shall provide GTX with such assistance as GTX may reasonably request in connection therewith.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       41.

         15.6 RECIPROCAL INDEMNIFICATION PROVISIONS.

              15.6.1 ORION INDEMNIFICATION. Orion shall defend, indemnify and hold GTX, its Affiliates, GTX Unaffiliated Sublicensees, and its and their officers, directors and employees, harmless from and against any and all liabilities, damages, claims, demands, costs, or expenses (including reasonable attorneys' fees) Losses claimed by any Third Party for any property or other economic loss or damage or injury or death suffered by it to the extent the same is determined to have been caused by (A) the negligence, fault, willful wrongdoing or any other act or omission in relation to the manufacture by Orion, its Affiliates or subcontractor(s) of the Orion Product, or a material breach of this Agreement by Orion, its Affiliate(s) or Unaffiliated Sublicensee(s), or (B) or a breach by Orion of the warranties set forth in Section 15.1 and/or 20.1(i), or (C) the manufacture, use, sale, importation, distribution and/or marketing of the Product for use in the Orion Field and in the Orion Territory by Orion, its Affiliates or Unaffiliated Sublicensees, except with respect to each of (A) and
(B) to the extent that such Losses are caused by activities for which GTX must defend, indemnify and hold harmless pursuant to Section 15.6.2.

              15.6.2 GTX INDEMNIFICATION. GTX shall defend, indemnify and hold Orion, its Affiliates, and its and their the officers, directors and employees harmless from and against any and all Losses claimed by any Third Party for any property or other economic loss or damage, injury or death suffered by it to the extent the same is determined to have been caused by (A) a breach by GTX of [ * ]; (B) the negligence, fault, willful wrongdoing or any other act or omission, or material breach of this Agreement by GTX, its Affiliates or Unaffiliated Sublicensees; (C) the manufacture, use, sale, importation, distribution, and/or marketing of the Product by GTX, its Affiliates or Unaffiliated Sublicensees in the Field in the GTX Territory, including without limitation any product liability claim for property or other economic loss or damage, injury or death suffered by a Third Party arising out of or relating to the Product or Other Product or use thereof, except with respect to each of (B) and (C) to the extent that such Losses are caused by activities for which Orion must defend, indemnify and hold harmless GTX pursuant to Section 15.6.1.

         15.7 CONDITIONS FOR INDEMNIFICATION. With respect to any indemnification obligations of either Party to the other Party under this Agreement, the following conditions must be met for such indemnification obligations to become applicable: (A) the indemnified Party shall notify the indemnifying Party promptly in writing of any claim which may give rise to an obligation on the part of the indemnifying Party hereunder; (B) the indemnifying Party shall be allowed to timely undertake the sole control of the defense of any such action and claim, including all negotiations for the settlement, or compromise of such claim or action at its sole expense; and (C) the indemnified Party shall render reasonable assistance, information, cooperation and authority to permit the indemnifying Party to defend such action, it being agreed that any out-of-pocket expenses or other expenses incurred by the indemnified Party in rendering the same shall be borne or reimbursed promptly by the indemnifying Party. Neither Party shall consent to the entry of any judgment or settle or otherwise compromise any such action or suit in a way that adversely affects the other Party's intellectual property rights or other rights, obligations or interests with respect to Products, or imposes obligations on such other Party, without such other Party's prior written consent.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       42.
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         15.8 LIABILITY INSURANCE. GTX shall procure and maintain insurance, including product liability insurance, adequate to cover its obligations hereunder and which are consistent with normal business practices of prudent companies commercializing products of similar nature that present similar liability risks. It is understood that such insurance shall not be construed to create a limit of GTX's liability with respect to its any of its obligations hereunder, including without limitation its indemnification and compensation obligations under this Agreement. GTX shall provide Orion with written evidence of such insurance (including without limitation financial information that describes the amounts available under such insurance) upon request. This Section
15.8 shall survive the termination expiration of this Agreement for ten (10) years for whatsoever reason.

16.      STANDBY MANUFACTURING RIGHTS; INVENTORY MAINTENANCE

         16.1 INABILITY TO MANUFACTURE OR SUPPLY. If Orion is unable to supply or manufacture Orion Product, as ordered pursuant to Sections 14.1.2 and 14.3.2, for ninety (90) or more consecutive days after the agreed delivery time for any reason (including but not limited to a Force Majeure event), save as for reasons arising from acts or omissions of GTX, its Affiliates and/or its Unaffiliated Sublicensees, including without limitation failure by GTX, its Affiliates and/or its Unaffiliated Sublicensees to notify Orion of Orion's failure to deliver Orion Product ordered pursuant to Sections 14.1.2 and 14.3.2, then GTX may, at its option, responsibility and expense, elect to manufacture or have a Third Party manufacture Toremifene and/or Orion Product for use in manufacturing and selling the Product for use in the Field anywhere in the GTX Territory (except for use in the Orion Field in the Orion Territory) until such time as Orion can demonstrate to GTX's reasonable satisfaction that Orion is capable of resuming the manufacture of Toremifene and/or Orion Product, as applicable. To the extent necessary to implement such standby manufacturing rights, Orion hereby grants GTX a contingent license under the Orion Patent Rights, Orion Know-How and Manufacturing Patents to make and have made Toremifene and/or Orion Product for use in the Field in the GTX Territory (except for use in the Orion Field in the Orion Territory). Such license shall be exclusive and sublicensable (but only for the purpose of having Products manufactured for GTX, its Affiliates or Unaffiliated Sublicensees), with such license to become effective only under the circumstances specified in the preceding sentence. In such case, Orion shall as soon as practically possible provide GTX with Product Manufacturing Know-How to the extent reasonably necessary to enable GTX to exercise its back-up manufacturing right pursuant to this Section 16.1, including without limitation providing up to ten (10) person-days of technology transfer assistance at GTX's site of manufacture of Product using Orion personnel skilled in such manufacturing operations, at no charge to GTX. Orion shall promptly notify GTX in writing of any circumstances rendering it unable to manufacture Product and the estimated duration of such circumstances. GTX's standby-manufacturing rights under this Section 16.1 shall be GTX's sole and exclusive remedy for Orion's failure to manufacture or have manufactured Orion Product for supply to GTX under Article 14.

         16.2 BACK-UP MANUFACTURING RIGHT. GTX shall have the right to require Orion to qualify and maintain the qualification for, at GTX's expense (as described below), a back-up facility(ies) for use in manufacturing Product for supply to GTX pursuant to Article 14 at any time after GTX's good faith forecasted Net Sales of Products provided pursuant to Section 14.3 [ * ] in a given Year, or actual Net Sales for Product in any given Year [ * ]. GTX shall exercise


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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such right by written notice to Orion. Promptly after receiving such notice,
Orion and GTX shall meet to discuss the manner in which Orion proposes to qualify and maintain the qualification for such back-up manufacturing facility(ies) (for example, by qualifying a site owned by Orion or by engaging a Third Party manufacturer to qualify another facility), the timing for qualifying such facility(ies), and Orion's estimated costs incurred directly in connection with qualifying such facility(ies) (which costs may include, by way of example, Orion's costs of obtaining Regulatory Approvals necessary to enable the sale in the Territory of Product manufactured at such site). Orion shall promptly thereafter, subject to agreement on reimbursement by GTX of Orion's related costs and expenses, qualify such back-up facility and maintain the qualification for such facility (including obtaining relevant Regulatory Approvals and making appropriate regulatory filings) to assure continued supply of Product in the event Orion is unable to supply Products in the amounts ordered pursuant to
Article 14. GTX shall reimburse Orion for [ * ] or [ * ] the Parties. Nothing in this Section 16.2 shall be deemed to limit Orion's obligations under Article 14, or to prevent GTX from seeking any remedies available to it under law or in equity for any breach by Orion under such Sections.

         16.3 MAINTENANCE OF INVENTORY. Orion shall, at all times during the Term, maintain or have maintained, either itself or through a subcontractor, an amount of Toremifene and other raw materials critical for the manufacture of Products containing such Toremifene sufficient to manufacture the amount of Product forecasted to be ordered by GTX pursuant to Section 14.3 during the subsequent [ * ] period of time. The Parties will agree upon an appropriate amount of reserve supplies to be maintained by Orion during the first [ * ] following the First Commercial Sale of Product in the Prostate Cancer Field at the time GTX provides an update to its forecasted requirements to support launch of Product in such field pursuant to Section 14.1. Such supplies shall serve as a reserve supply to be used by Orion solely to manufacture Product for GTX if any shortfall in the amount of Product supplied by Orion pursuant to Article 14 occurs or is reasonably anticipated to occur. Nothing in this Section 16.3 shall be deemed to limit Orion's obligations under Article 14.

17.      MANUFACTURING INSPECTIONS AND CHANGES

         17.1 REGULATORY INSPECTIONS. Each Party shall allow representatives of the U.S. FDA and any other regulatory agency or authority with jurisdiction over the manufacture, marketing and distribution of the Product to tour and inspect all facilities utilized by such Party in the manufacture, testing, packaging, storage, and shipment of Product sold under this Agreement, and shall co-operate with such representatives in every reasonable manner. Upon notification by the U.S. FDA or any other regulatory agency of such agency's intent to conduct an inspection, the Party receiving such notification will immediately inform the other Party of such inspection with such advance notice as to allow the other Party to have representatives present during such inspection (to the extent such presence is allowed by such regulatory agency). Each Party shall also provide the other Party with a copy of any U.S. FDA Form 483 notices of adverse findings, regulatory letters or similar notifications it receives from any other governmental authority setting forth adverse findings or non compliance with any applicable laws, regulations or standards relating to the Product within five
(5) days of its own receipt thereof. Each Party shall also provide the other Party with a copy of its proposed written response to such governmental authority before submission and shall incorporate any changes thereto which the other Party may reasonably request.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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         17.2 ORION-INITIATED MANUFACTURING CHANGES. Save as for changes required under applicable laws and regulations or by any competent regulatory or other authority, during the Term, Orion shall not make any material changes to its manufacturing operations for Toremifene or Orion Product to be supplied to GTX pursuant to this Agreement, without informing GTX prior to such changes; provided that if such changes would require GTX to make additional filings with regulatory authorities or to seek additional Regulatory Approvals for Orion Product, then Orion shall not make such change without GTX's prior written consent, such consent not to be unreasonably withheld, conditioned or delayed.

         17.3 GTX-INITIATED MANUFACTURING CHANGES.

              17.3.1 GTX REQUEST FOR MANUFACTURING CHANGES. Prior to Orion providing GTX with notice pursuant to Section 14.9, GTX may, from time to time during the Term and as agreed in this Section 17.3, make a written and detailed request for changes in Orion's manufacturing operations, or the Specifications, for Toremifene or Orion Product. Such changes that are required and mandatory under applicable laws and regulations in a Major Country shall be deemed "Required Manufacturing Changes", and such changes that are intended to promote quality control/quality assurance, and/or to achieve greater efficiency or cost savings in the manufacturing process but are not so required and mandatory shall be deemed "Other Manufacturing Changes".

              17.3.2 REQUIRED MANUFACTURING CHANGES. Provided that GTX furnishes Orion with evidence of Required Manufacturing Changes, Orion shall commence the implementation of Required Manufacturing Changes as soon as practicable, but in no event later than (i) ninety (90) days after receipt of GTX's request (or within such other longer time period as may be mutually agreed upon by the Parties if implementation within ninety (90) days is impossible or reasonably impractical, such agreement not to be unreasonably withheld, conditioned or delayed by GTX) or (ii) earlier if required by the U.S. FDA or any corresponding regulatory authority in a Major Country. If Orion does not commence the implementation of Required Manufacturing Changes within the time period referenced in the preceding sentence or does not notify GTX in writing that Orion disputes whether GTX's requested changes are Required Manufacturing Changes, then GTX shall have the option to exercise standby manufacturing rights for Toremifene and Product pursuant to Section 16.1 until such time as Orion implements such Required Manufacturing Changes. If Orion notifies GTX in writing that Orion disputes whether GTX's requested changes are Required Manufacturing Changes, the Parties shall resolve such dispute by reference to a mutually agreed upon independent Third Party regulatory expert as soon as possible for a binding determination of whether the requested changes are Required Manufacturing Changes. If such independent Third Party regulatory expert determines that GTX's requested changes are Required Manufacturing Changes, Orion shall implement such changes as soon as possible. Any modification to the Specifications that is necessary to implement or reflect a Required Manufacturing Change shall be deemed to be included in the Specifications, and any Products manufactured thereunder by Orion shall be deemed Orion Products.

              17.3.3 OTHER MANUFACTURING CHANGES. Orion shall give due consideration to making Other Manufacturing Changes proposed by GTX. Orion shall within sixty (60) days from receipt of GTX's written request for Other Manufacturing Changes provide GTX a written


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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response to such request indicating whether it would be willing to discuss, and as appropriate, negotiate the terms and conditions under which Orion would be willing to implement such Other Manufacturing Changes.

         17.4 NEW DOSAGE STRENGTHS AND FORMULATIONS. Upon written request by GTX, the Parties shall meet in person or by teleconference to discuss, and as appropriate, negotiate the terms under which Orion would be willing to manufacture and supply to GTX any dosage strengths or formulations of the Product other than those that are available as an Orion Product as of the Restatement Date (including without limitation any combination Product containing Toremifene and another active ingredient) or any Product otherwise having specifications different from Orion Product Specifications (such Products, collectively "Other Product(s)"), as provided in this Section 17.4.

         The Parties shall conduct such discussions during a sixty (60) day period following GTX's written request setting forth in sufficient detail the changes proposed by GTX, or any mutually agreed extension of such time period ("Evaluation Period"). If Orion would be willing to manufacture such Other Product, Orion shall within the Evaluation Period notify GTX of the terms and conditions under which it would be willing to do so, and the Parties shall negotiate a written amendment to this Agreement to include the applicable terms and conditions under which Orion would manufacture and supply such Other Product, including without limitation the supply price of such Other PRODUCT. Upon execution of such amendment, such Other Product shall be deemed to be an Orion Product. Such negotiation shall be conducted for up to one hundred twenty
(120) days following GTX's receipt of Orion's notice of such terms and conditions ("Negotiation Period"). It is expressly agreed that Orion shall have no obligation to manufacture and supply any Other Product unless a mutually acceptable definitive written amendment to this Agreement, if any, in relation to such Other Product is executed by duly authorized representatives of both Parties.

         In the event Orion notifies GTX within the Evaluation Period that it will not be interested in supplying such Other Product, or the Parties do not amend this Agreement during the Negotiation Period to specify applicable terms for, or execute another agreement governing, Orion's supply of such Other Product for use in the Field (other than use in the Orion Field in the Orion Territory), then if GTX has a good faith basis for requiring supply of such Other Product, including but not limited to its desire to develop a dosage strength of Product other than one which is in clinical development by or on behalf of GTX as of the Restatement Date and in which an Orion Product is available, or a formulation of Product that incorporates a new technology or another active ingredient in order to optimize the pharmacokinetic properties of Product, improve the competitive position of Product in the market, or to increase the efficiency or safety of Products, GTX shall have the right to manufacture, or engage a Third Party subcontractor to manufacture, such Other Product for sale and use in the Field only. GTX shall exercise such right to manufacture or have manufactured an Other Product for sale and use in the Field (except for use in the Orion Field in the Orion Territory) pursuant to this
Section 17.4 in good faith only, and not for the purpose of obtaining the right to manufacture Product by, for example, proposing minor changes to the Product formulation that do not present a commercially reasonable basis for development. To the extent reasonably necessary to implement such manufacturing right, Orion hereby grants GTX a contingent license under Orion's Patent Rights, Orion Know-How, Manufacturing Patents, and Product Manufacturing Know-How to make and


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       46.

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have made the relevant Other Product for use in the Field in the GTX Territory
(except for use in the Orion Field in the Orion Territory). Such license shall be exclusive and sublicensable but only for the purpose of having Products manufactured for GTX, its Affiliates and Unaffiliated Sublicensees), and shall become effective only under the circumstances specified in this Section 17.4.

18.      PRODUCT RECALLS

         18.1 RECALL NOTIFICATION. Each Party shall promptly notify the other Party in writing of any facts relating to the advisability of the recall, destruction or withholding from the market of the Product anywhere in the GTX Territory (any of the foregoing, a "Recall").

         18.2 RECALL IMPLEMENTATION IN GTX TERRITORY. If at any time (A) any governmental or regulatory authority in the GTX Territory issues a request, directive or order for a Recall; (B) a court of competent jurisdiction orders a Recall in the GTX Territory; or (C) GTX determines, following consultation with Orion (except in emergency situations in which there is insufficient time for such consultation), that a Recall in the GTX Territory is necessary or advisable, GTX shall take all appropriate corrective actions to effect the Recall and Orion shall provide GTX with such cooperation in connection with the Recall as GTX may reasonably request.

         18.3 RECALL COSTS AND EXPENSES IN GTX TERRITORY. GTX shall bear the costs and expenses of any Recall in the GTX Territory, provided that Orion shall bear all costs and expenses of any Recall in the GTX Territory to the extent such Recall is the result of a breach in the warranties set forth in Section 15.1.

19.      ADVERSE DRUG EXPERIENCES

         19.1 ADVERSE EVENTS AND SERIOUS ADVERSE EVENTS.

                       (A) To ensure that all relevant safety information for Toremifene is shared between the Parties, the following information will be exchanged: (i) GTX will provide to Orion all regulatory safety updates (e.g. 120-day safety updates, annual reports, and post-authorization safety updates) concerning Product and information regarding all serious adverse events from clinical studies and all spontaneous adverse reactions, including reports from literature concerning the Product coming to the knowledge of GTX; and (ii) Orion will provide to GTX Periodic Safety Update Reports prepared in accordance with ICH E2C or equivalent guidelines as adopted by the European Medicines Evaluation Agency (EMEA) relevant to Product for use in the Orion Field in the Orion Territory, and information regarding all serious adverse events from clinical studies and all spontaneous adverse reactions, including reports from literature concerning Product, coming to the knowledge of Orion. All of the above mentioned safety information shall be exchanged reasonably in advance of any applicable regulatory deadlines or upon release of such information. In addition, any safety information which may negatively affect the benefit-risk ratio of Products or that may have consequences regarding the product information (e.g. labeling, data sheets, instruction leaflets) or may require immediate safety measures to be taken by either Party shall be forwarded to the other Party without any delay. Each Party is responsible for any regulatory safety reporting requirements


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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with respect to maintaining its own Regulatory Approval applications and complying with regulatory requirements for Products that it has the right to sell pursuant to this Agreement according to applicable laws, rules and regulations.

                       (B) The intent of Section 19.1(a) is to enable each Party to comply with regulatory requirements for Toremifene products, which requirements may change from time to time. Concurrently with the execution of this Agreement, the Parties shall execute an agreement setting forth a mutually acceptable detailed procedure generally consistent with the intent of Section 19.1(a) that enables each Party to comply with such regulatory requirements with respect to such Products. Under such agreement, from time to time after the Restatement Date, the Parties shall meet upon request by either Party to discuss and agree upon any modifications to such detailed procedure necessary to ensure that each Party is in compliance with regulatory reporting requirements for Products that it has the right to develop and sell pursuant to this Agreement.

         This Article 19 shall survive the expiration or termination of this Agreement.

20.      REPRESENTATIONS AND WARRANTIES

         20.1 REPRESENTATIONS AND WARRANTIES OF THE PARTIES. Each Party hereby represents and warrants to the other Party as follows:

                       (A) CORPORATE STATUS. It is a corporation duly organized and validly existing under the laws of its state or other jurisdiction of incorporation or formation;

                       (B) AUTHORITY. It has the power and authority to execute and deliver this Agreement, and to perform its obligations hereunder;

                       (C) NO CONFLICTS. The execution, delivery and performance by it of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a breach of any of the terms and provisions of or constitute a default under (i) any loan agreement, guaranty, financing agreement, agreement affecting a product or other agreement or instrument binding or affecting it or its property; (ii) the provisions of its charter documents or by-laws; or (iii) any order, whit, injunction or decree of any court or governmental authority entered against it or by which any of its property is bound;

                       (D) NO APPROVALS. Except for the regulatory filings and approvals for the Product referenced herein, no authorization, consent or approval of any governmental authority or Third Party is required for the execution, delivery or performance by it of this Agreement, and the execution, delivery or performance of this Agreement will not violate any law, rule or regulation applicable to such party;

                       (E) ENFORCEABILITY. This Agreement has been duly authorized, executed and delivered and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to the availability of particular remedies under general equity principles;


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       48.
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                       (F) COMPLIANCE WITH LAWS. It shall comply with all
applicable local, state, national, regional and governmental laws and regulations relating to its activities under this Agreement; and

                       (G) NEGATIVE DATA OR INFORMATION. It has, to the best of its management's knowledge, no knowledge of negative data or information regarding the Product, which, to the best of its reasonable belief, would have a material effect on the regulatory approval process and/or on the commercialization of the Product in the Field.

                       (H) NO DEBARMENT. It has not been and will not be debarred under Section 306 of the Federal Food, Drug and Cosmetic Act, 21 U.S.C. 335a(a) or (b). In the event that such Party becomes aware of, or receives notice of, the debarment of any individual, corporation, partnership, or association performing activities which relate to the Products, it shall notify the other Party immediately and address the issue as directed by the other Party.

                       (I) NO IMPROPER CONTENT ON FARESTON U.S. WEB PAGES. It has not and will not place any links or information on the Fareston U.S. Web Pages pursuant to Article 9 that would: (A) infringe on the intellectual property rights of any Third Party; (B) violate any law, statute, ordinance or regulation; (C) be defamatory, trade libelous, unlawfully threatening or unlawfully harassing; or (D) contain any viruses or other computer programming routines that damage, detrimentally interfere with, surreptitiously intercept or expropriate any system, data or personal information.

         20.2 REPRESENTATION BY ORION. Orion hereby represents and warrants to GTX that:

                       (A) As of the Restatement Date, Orion has entered into the Fareston Repurchase Agreement pursuant to which Orion has terminated its agreement with Shire dated 6 September, 1999, as amended, under which Shire had been granted licenses or other rights to develop and/or commercialize Products in the USA in the Breast Cancer Field.

         20.3 REPRESENTATION BY GTX. GTX hereby represents and warrants to Orion that:

                       (A) As of the Restatement Date, GTX has acquired sufficient rights and licenses from The University of Tennessee Research Foundation to the patent applications included in the GTX Patent Rights that are listed in Part II of Schedule A that are necessary for the purpose of performing its obligations under this Agreement.

21.      TERM AND EARLY TERMINATION RIGHTS

         21.1 TERM. The Term shall extend for the period provided in Section
1.51.

         21.2 TERMINATION FOR CAUSE. Either Party shall have the right, without prejudice to any other rights or remedies available to it, either to terminate this Agreement or the license rights granted to a Party under this Agreement on a country-by-country basis for cause as described in this Section 21.2 as follows:


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       49.
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              21.2.1 BANKRUPTCY. Either Party shall have the right to terminate this Agreement and same shall terminate upon expiry of a sixty (60) days notice period, if the other Party becomes insolvent, is adjudged bankrupt, applies for judicial or extra-judicial settlement with its creditors, makes an assignment for the benefit of its creditors, voluntarily files for bankruptcy or has a receiver or trustee (or the like) in bankruptcy appointed by reason of its insolvency, or in the event an involuntary bankruptcy action has been omitted and filed separately against the other Party and not dismissed within ninety
(90) days, or if the other Party becomes the subject of liquidation or dissolution proceedings or otherwise discontinues business.

              21.2.2 MATERIAL BREACH. If either Party commits a material breach of this Agreement and if the Party alleged to be in breach of this Agreement fails to (i) cure such breach or (ii) commence bona fide dispute resolution proceedings under Section 25.2 contesting whether a breach has occurred and/or whether such breach is a material breach, in either case within sixty (60) days after receipt of written notice from the Party asserting the breach, then the Party asserting the breach may terminate this Agreement in its entirety (if such breach is a material breach, other than as specified in Sections 6.4.2 and
12.11.1 or 12.11.2), or, if such breach is by GTX and is described in Section
6.4.2 or in Section 12.11.1, then Orion may terminate its supply obligations as set forth under Article 14 and terminate the license granted to GTX pursuant to
Section 2.1, in each case with respect to the Major Country in relation to which such material breach occurred under Section 6.4.2 or 12.11.1. If the Agreement is terminated either in its entirety or with regard to a particular Major Country, as the case may be, then if GTX is the breaching Party, GTX shall grant to Orion a nonexclusive, royalty-bearing license, with the right to grant sublicenses, under the GTX Patent Rights, the Trademarks, the Regulatory Approvals (by means of assignment or transfer of, or authorization to cross-reference, relevant Regulatory Approval(s)) and the GTX Know-How to make, have made, develop, use, sell, offer for sale, market and promote, and import Products in the country(ies) in which GTX's license terminates, or, if Orion is the breaching Party, then the license granted to GTX shall be expanded to include an exclusive, sublicensable license under the Orion Patent Rights, Orion Know-How, and Manufacturing Patents to make and have made Products for use in the Field in the GTX Territory, (except for use in the Orion Field in the Orion Territory). In the event of termination of the Agreement due to Orion's breach, Orion shall as soon as practically possible provide GTX with Product Manufacturing Know-How to the extent reasonably necessary to enable GTX to exercise its manufacturing right pursuant to this Section, including without limitation providing up to ten (10) person-days of technology transfer assistance at GTX's site of Manufacture or Product using Orion personnel skilled in such manufacturing operations, at no charge to GTX.

                     (A) If the non-breaching Party obtains a license under this Agreement as provided in Section 21.2.2, it shall pay to the other Party a running royalty equal to [ * ] of Net Sales of Product by the non-breaching Party, its Affiliates or Unaffiliated Sublicensees. Furthermore, if GTX is the breaching Party, GTX shall promptly transfer to Orion, at GTX's expense, all Regulatory Approvals and registration filings for the Product in the territory in which Orion obtains such license, together with such documentation, information and data in its possession as Orion may need for regulatory compliance in the course of exercising its rights in such territory with respect to Product.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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         21.3 TERMINATION BY MUTUAL AGREEMENT. The Parties may terminate this
Agreement at any time by drafting and executing a mutually acceptable written agreement. The written agreement shall specify the consequences of such termination.

         21.4 TERMINATION BY GTX FOR SAFETY OR EFFICACY REASONS. If at any time during the Term: (i) GTX decides not to file an application for Regulatory Approval in any country or decides to withdraw such application due to documented adverse reactions or other safety issues with the Product or the Product's lack of efficacy or limited efficacy (collectively, "Safety or Efficacy Issues"); (ii) GTX's application(s) for Regulatory Approval in any country is rejected due to Safety or Efficacy Issues; (iii) GTX's application(s) for Regulatory Approval in any country is subsequently withdrawn because of Safety or Efficacy Issues; or (iv) the Product is withdrawn or recalled from the market in any country because of Safety or Efficacy Issues, then GTX may, at its option, terminate this Agreement with respect to such country upon thirty (30) days prior written notice to Orion. GTX must exercise this right of termination within the later of (a) sixty (60) days of the occurrence of the event giving rise to such right or (b) thirty (30) days of GTX's last meeting, if any, with the relevant regulatory authorities, provided that GTX uses reasonable diligence to schedule such meeting and that Orion is providing reasonable co-operation to GTX in connection with such meeting. GTX may, at its option, exercise its right of termination under this Section 21.4 on a country-by-country basis, and, if GTX does so, GTX's termination notice shall specify the country or countries of the GTX Territory affected. GTX shall transfer to Orion, at Orion's expense, all Regulatory Approvals and registration filings for the Product in the country for which it terminates its license, together with such documentation, information and data in its possession as Orion may need for regulatory compliance in the course of any further development of Product in such country Orion may elect to conduct thereafter.

         21.5 EFFECT OF TERMINATION. Termination or expiration of this Agreement through any means and for any reason shall not relieve the Parties of any obligations accruing prior thereto and shall be without prejudice to the rights and remedies of either Party with respect to any prior breach of any of the provisions of this Agreement.

22.      NOTICES

         22.1 MANNER OF GIVING NOTICES. All notices required or permitted in connection with this Agreement shall be writing and may be given by personal delivery, prepaid registered or certified airmail letter, courier, facsimile, addressed to the Party to receive the same at its address set forth below, or to such other address as it shall later designate by like notice to the other Party. Notice of termination of this Agreement if given by facsimile shall be confirmed by prepaid registered or certified airmail letter dated and posted within twenty-four (24) hours. The effective date of receipt of any notice if served by facsimile shall be deemed the first business day in the city of destination following the transmission or dispatch thereof and, if served by courier shall deemed the second business day in the city of destination following the dispatch thereof unless earlier received. Notice by personal delivery shall be effective as of the date of such delivery.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       51.

         22.2 ADDRESSES FOR NOTICES.

         Notices to Orion shall be sent to:

         Orion Corporation
         Orion Pharma
         Attn: President of Orion Pharma
         Orionintie 1, P.O. Box 65
         FIN-02101 Espoo
         Finland
         Facsimile: 358-9-429-3044



         With a copy to:

         Orion Corporation
         Orion Pharma
         Attn: Legal Counsel
         Orionintie 1, P.O. Box 65
         FIN-02101 Espoo
         Finland
         Facsimile: 358-9-429-4088

         Notices to GTX shall be sent to:

         GTx, Inc.
         Attn: President, with a copy to the General Counsel
         3 North Dunlap Avenue
         Van Vleet Building, Third Floor
         Memphis, Tennessee 38163
         U.S.A.
         Telephone: 1-901-523-9700 x107
         Facsimile: 1-901-523-9772

         With a copy to:
         Cooley Godward LLP
         Five Palo Alto Square
         3000 El Camino Real
         Palo Alto, CA 94306-2155

         Attention: Robert Jones, Esq.
         Telephone: (650) 843-5034
         Facsimile: (650) 849-7400


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       52.

23.      INTEGRATION

         This Agreement represents the entire Agreement between the Parties relating to the subject matter hereof and supersedes all prior arrangements, understandings, correspondence, notes, minutes and agreements between the Parties (or their predecessors in interest) whether written or oral. No supplement, modification or amendment of this Agreement shall be binding unless executed by the Parties in writing and signed by the duly authorized representatives of both Parties.

24.      ASSIGNMENT

         Neither Party may assign this Agreement or any of its rights hereunder, nor delegate any of its duties or obligations hereunder, to any Third Party without the prior written consent of the other Party, except (i) to an Affiliate in accordance with the terms of this Agreement, in which case notification thereof shall be provided to the other Party prior to such assignment to an Affiliate, or (ii) in connection with a merger, consolidation or similar reorganization. For clarity, this Agreement shall survive any such merger, consolidation or reorganization of either Party with or into, another party and no consent for such merger, consolidation or reorganization shall be needed. Neither Party shall unreasonably withhold its consent (which shall be provided promptly after a request is made) to any contemplated assignment if such contemplated assignment is in connection with the sale by either Party of all or substantially all of its assets to a Third Party. Any assignment of this Agreement to an Affiliate of the assigning Party shall not relieve the assigning Party of its responsibilities and obligations hereunder.

25.      GOVERNING LAW AND DISPUTE RESOLUTION

         25.1 GOVERNING LAW. This Agreement, including the validity, construction, interpretation and performance thereof, shall be governed entirely by the laws of Sweden. It is the specific intent and agreement of the Parties that the United Nations Convention on the International Sale of Goods shall not apply to this Agreement.

         25.2 DISPUTE RESOLUTION. All disputes arising out of or in connection with this Agreement (except those involving actions commenced by or involving Third Parties and affecting or involving only one of the Parties) shall be resolved with the following mechanism:

              25.2.1 ATTEMPTED AMICABLE RESOLUTION. The Parties shall promptly give each other written notice of any disputes requiring resolution hereunder, which written notice shall specify the Section(s) of this Agreement the other Party is alleged to have breached and shall briefly state the initiating Party's claims, and the Parties shall use reasonable efforts to resolve any such disputes in an amicable manner.

         Any disputes arising in connection with this Agreement which cannot be resolved in an amicable manner by representatives of the Parties shall be referred, not later than thirty (30) days after initiation of dispute resolution proceedings under this Section 25.2.1, to the following corporate officers of the Parties for resolution:

         For GTX: Chief Executive Officer (or his or her designee)


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       53.

         For Orion: President of Orion-Pharma (or his or her designee)

         Such officers (or their designees) shall attempt to resolve the dispute and shall communicate with each other by facsimile or telephone or in personal meetings in an effort to resolve the dispute.

              25.2.2 ARBITRATION. Any disputes (excluding any dispute, controversy or claim arising out of or relating to the validity, enforceability, scope or infringement of patent or trademark rights) arising in connection with this Agreement which cannot be resolved by the Parties within forty-five (45) days after initiation of dispute resolution proceedings under Section 25.2.1 shall be finally settled by binding arbitration under the Rules of the Arbitration Institute of the Stockholm Chamber of Commerce, Stockholm, Sweden in accordance with said Rules then in effect with proceedings to be held in Stockholm, Sweden in the English language. Reasonable submission of evidence shall be permitted in any such proceeding to the extent permitted under and consistent with such Rules. Judgment upon any award rendered by the arbitrator(s) in such proceedings may be issued and enforced by any court having competent jurisdiction. Any disputes arising out of or relating to the validity, enforceability, scope or infringement of patent or trademark rights shall be submitted for resolution by a court of competent jurisdiction.

         25.3 EFFECT OF COMMENCING DISPUTE RESOLUTION. If either Party in good faith commences dispute resolution proceedings under Section 25.2, (A) any applicable notice periods or cure periods hereunder (including but not limited to the periods referenced in Sections 21.2 and 21.4) shall be temporarily suspended pending the outcome of such dispute resolution proceedings and (B) the non-breaching Party may, at its option, pay any amounts payable to the other Party that are in dispute into an interest-bearing escrow account pending the outcome of such dispute resolution proceedings.

26.      LIMITATION OF DAMAGES

         Except for indirect damages resulting from breach of Article 8, in no event shall either Party be liable to the other Party for any indirect, consequential or punitive damages in connection with the performance of this Agreement or any breach of this Agreement (excluding such damages payable to a Third Party which are subject to the indemnification obligations of the Parties set forth in this Agreement.

27.      FORCE MAJEURE

         Neither Party shall be held in breach of this Agreement for failure to perform any of its obligations hereunder to the extent and for the time period such performance is prevented in whole or in part by reason of any Force Majeure event, including but not limited to industrial disputes, strikes, lockouts, riots, mobs, fires, floods, and other natural disasters and Acts of God, wars declared or undeclared, civil strife, embargo, delays in delivery or defects or shortages of raw materials from suppliers, loss or breakdown of any production equipment, losses or shortage of power, damage to or loss of goods in transit, currency restrictions, or events caused by reason of laws, regulations or orders by any government, governmental agency or instrumentality or by any other supervening unforeseeable circumstances whatsoever beyond the control of the Party


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       54.

so affected. The Party so affected shall (A) give prompt written notice to the other Party of the nature and date of commencement of the Force Majeure event and its expected duration and (B) use its reasonable efforts to avoid or remove the Force Majeure event as soon as possible to the extent it is so able to do.

28.      RELATIONSHIP OF PARTIES

         The relationship of the Parties under this Agreement is that of independent contractors. Nothing contained in this Agreement shall be construed so as to constitute the Parties as partners, joint venturers or agents of the other. Neither Party has any express or implied right or authority under this Agreement to assume or create any obligations or make any warranties and representations on behalf of or in the name of the other Party, or to bind the other Party to any contract, agreement or undertaking with any Third Party, and no conduct of the Parties pursuant to the terms of this Agreement shall be deemed to establish such right or authority. Neither Party shall make any representation to Third Parties that the relationship created hereby constitutes a partnership, joint venture or agency relationship.

29.      SEVERABILITY

         In case one or more of the provisions contained in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed by limiting such invalid, illegal or unenforceable provision, if such is not possible, by deleting such provision from this Agreement.

30.      NON-WAIVER

         The failure by either Party at any time to enforce any of the terms or provisions or conditions of this Agreement or exercise any right hereunder shall not constitute a waiver of the same or affect that Party's rights thereafter to enforce or exercise the same. No waiver of any of the provisions of this Agreement shall be deemed binding unless executed in writing by the Party to be bound by it.

31.      HEADINGS

         The headings in this Agreement are for convenience of reference only and shall not be used in the interpretation of any provisions hereof.

32.      GOVERNING LANGUAGE

         The English language version of this Agreement shall be controlling in all respects regardless of whether any translations into any other languages are made.

33.      EXECUTION

         This Agreement shall be executed by the Parties in two (2) original counterparts, one (1) original counterpart being retained by each Party and either of which shall be deemed sufficient to prove the existence and terms and conditions hereof. This Agreement may be



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       55.

executed by the Parties by the exchange of facsimile signature pages, with signed original counterparts of the Agreement to be exchanged by the Parties promptly thereafter.

         IN WITNESS WHEREOF, the Parties' duly authorized representatives hereto have executed this Agreement as of the Restatement Date.

ORION CORPORATION                            GTX, INC.

By:      /s/ Pekka Kaivola                   By:      /s/ Mitchell S. Steiner
         ------------------------------               -----------------------
                                                      Mitchell Steiner, M.D.

Title:    Director                           Title:   Vice-Chairman and CEO
         ------------------------------               GTx, Inc.
         Orion Corporation Orion Pharma

By:      /s/ Timo Lappalainen                By:      /s/ Marc Hanover
         ------------------------------               ----------------
         Timo Lappalainen                             Marc Hanover

Title:     Senior Vice President             Title:   President and COO
         ------------------------------               GTx, Inc.
         Orion Corporation Orion Pharma







[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       56.

SCHEDULE A: PART I


---------------------------------------------------------------------------------------------------------------------------------
COUNTRY/JURISDICTION        TITLE                      INVENTORS                        PATENT NO.      ISSUE DATE        STATUS
---------------------------------------------------------------------------------------------------------------------------------
UNITED STATES               METHOD FOR                 1.   MITCHELLS S. STENIER        6,265,448       July 24, 2001     Issued
                            CHEMOPREVENTION OF
                            PROSTATE CANCER            2.   SHARAN RAGHAW
---------------------------------------------------------------------------------------------------------------------------------
UNITED STATES               METHOD FOR                 1.   MITCHELLS S. STENIER        6,413,534       July 2, 2002      Issued
                            CHEMOPREVENTION OF
                            PROSTATE CANCER            2.   SHARAN RAGHAW
---------------------------------------------------------------------------------------------------------------------------------
UNITED STATES               METHOD FOR                 1.   MITCHELLS S. STENIER        6,410,043       June 2, 2002      Issued
                            CHEMOPREVENTION OF
                            PROSTATE CANCER            2.   SHARAN RAGHAW
---------------------------------------------------------------------------------------------------------------------------------
UNITED STATES               METHOD FOR                 1.   MITCHELLS S. STENIER        6,413,535       June 2, 2002      Issued
                            CHEMOPREVENTION OF
                            PROSTATE CANCER            2.   SHARAN RAGHAW
---------------------------------------------------------------------------------------------------------------------------------
UNITED STATES               METHOD FOR                 1. MITCHELL S. STEINER           6,413,533       July 2, 2002      Issued
                            CHEMOPREVENTION OF         2. SHARAN RAGHOW
                            PROSTATE CANCER            (THE UNIVERSITY OF TENNESSEE
                                                       RESEARCH CORPORATION)
---------------------------------------------------------------------------------------------------------------------------------
UNITED STATES               METHOD FOR                 1. MITCHELL S. STEINER           6,632,447       Oct 14, 2003      Issued
                            CHEMOPREVENTION OF         2. SHARAN RAGHOW
                            PROSTATE CANCER            (THE UNIVERSITY OF TENNESSEE
                                                       RESEARCH CORPORATION)
---------------------------------------------------------------------------------------------------------------------------------



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                       1.

SCHEDULE A: PART II

APPLICATIONS FILED IN THE UNITED STATES
                                                       [ * ]


APPLICATIONS FILED IN FOREIGN JURISDICTIONS
                                                       [ * ]






[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       2.

                        SCHEDULE B: PART I. ORION PATENTS

TITLE: NOVEL ALKANE AND ALKENE DERIVATIVES AND THEIR PREPARATION AND USE
       (TOREMIFENE)


     Country                            Patent No          Expiry
     ---------------------------------------------------------------------------
     AU    Australia                    556608             May 25, 2008 *
     BG    Bulgaria                     98379              May 20, 2003
     CA    Canada                       1185977            May, 20, 2003
     CN    China                        A-FI96091019       December 20, 2003
     DK    Denmark                      170927             December 21, 2003 *
     EP    Europe                       95875              December 21, 2003 *
     CH    Switzerland                  95875              May 19, 2008 *
     IT    Italy                        95875              February 14, 2008 *
     SE    Sweden                       95875              May 20, 2008 *
     FI     Finland                     77839              December 21, 2003 *
     HK    Hong Kong                    83/89              May 20, 2003
     HU    Hungary                      193536             May 26, 2003
     HU    Hungary                      200742             May 26, 2003
     IE    Ireland                      55023              December 21, 2003 *
     IL    Israel                       68784              May 25, 2003
     JP    Japan                        2105540            May 25, 2003
     JP    Japan                        1739006            June 29, 2005 *
     JP    Japan                        1959197            May 25, 2003
     JP    Japan                        1867986            May 25, 2003
     LV    Latvia                       5066               May 26, 2003
     NO    Norway                       156164             December 21, 2003 *
     NZ    New Zealand                  204349             May 25, 2003
     RO    Romania                      C-20106 **         December 29, 2004
     SG    Singapore                    654/88             May 20, 2003
     SU    Russia                       1508955            May 26, 2003
     US    USA                          4696949            September 29, 2009 *
     US    USA                          5491173            September 29, 2004
     US    USA                          4996225            February 17, 2008
     ZA    South Africa                 833803             May 25, 2003


EP = Germany, Belgium, Austria, Italy, Sweden, Netherlands, Switzerland, Lichtenstein, Luxemburg, Great Britain, France

*   Patent term extension
**  Pipe-line protection based on US 4696949


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       1.

SCHEDULE B: PART II. ORION PATENT APPLICATIONS

TITLE: NOVEL ALKANE AND ALKENE DERIVATIVES AND THEIR PREPARATION AND USE
       (TOREMIFENE)


           Country                             Patent Appln. No
     --------------------------------------------------------------------------
                                                     [ * ]












[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                       2.

                           SCHEDULE C: SPECIFICATIONS


SPECIFICATIONS FOR [ * ] TABLETS


-------------------------------------------------------------------------------
TEST                    SPECIFICATION
-------------------------------------------------------------------------------
                           [ * ]               [ * ]              [ * ]
-------------------------------------------------------------------------------
CHARACTERS
-------------------------------------------------------------------------------
Colour                     [ * ]               [ * ]              [ * ]
-------------------------------------------------------------------------------
Shape                      [ * ]               [ * ]              [ * ]
-------------------------------------------------------------------------------
Score                      [ * ]               [ * ]              [ * ]
-------------------------------------------------------------------------------
Code                       [ * ]               [ * ]              [ * ]
-------------------------------------------------------------------------------
Coating                    [ * ]               [ * ]              [ * ]
-------------------------------------------------------------------------------
[ * ]
-------------------------------------------------------------------------------
[ * ]                      [ * ]               [ * ]              [ * ]
-------------------------------------------------------------------------------
[ * ]
-------------------------------------------------------------------------------
[ * ]                      [ * ]               [ * ]              [ * ]
-------------------------------------------------------------------------------
[ * ]                      [ * ]               [ * ]              [ * ]
-------------------------------------------------------------------------------
[ * ]                      [ * ]               [ * ]              [ * ]
-------------------------------------------------------------------------------
[ * ]                      [ * ]               [ * ]              [ * ]
-------------------------------------------------------------------------------
[ * ]
-------------------------------------------------------------------------------
[ * ]                      [ * ]               [ * ]              [ * ]
-------------------------------------------------------------------------------
[ * ]                      [ * ]               [ * ]              [ * ]
-------------------------------------------------------------------------------
[ * ]                      [ * ]               [ * ]              [ * ]
-------------------------------------------------------------------------------
[ * ]                      [ * ]               [ * ]              [ * ]
-------------------------------------------------------------------------------
[ * ]                      [ * ]               [ * ]              [ * ]
-------------------------------------------------------------------------------



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       3.

                        SCHEDULE D: GTX'S MSR OBLIGATION

                   (TO BE COMPLETED PURSUANT TO SECTION 6.1.1)









[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                       4.

                       SCHEDULE E: ORION PRODUCT APPROVALS

REGISTRATION STATUS 27.9.2001
ORION PHARMA


Status: Approved, Pending
Submission types: Marketing authorizations
(2 PAGES)

                                                                             Decision
Sent Date        Appl. Date     Product                    Country           Date          Decision        M.A. holder
--------------------------------------------------------------------------------------------------------------------------------
N=39

[ * ]            [ * ]          [ * ]                      [ * ]                            [ * ]          [ * ]
[ * ]                           [ * ]                      [ * ]                            [ * ]          [ * ]
[ * ]                           [ * ]                      [ * ]                            [ * ]          [ * ]
[ * ]                           [ * ]                      [ * ]                            [ * ]          [ * ]
[ * ]                           [ * ]                      [ * ]                            [ * ]          [ * ]
[ * ]                           [ * ]                      [ * ]                            [ * ]          [ * ]
30.12.87         30.12.87       Fareston 20 mg tablet      Finland           21.12.88       Approved       Orion-yhtyma Oy
                                                                                                           Farmos
27.12.88                        Fareston 60 mg tablet      Russia            12.12.89       Approved       Orion Corporation
27.12.88                        Fareston 20 mg tablet      Russia            12.12.89       Approved       Orion Corporation
26.02.93                        Fareston 60 mg tablet      Latvia            20.05.93       Approved       Orion-yhtyma Oy
                                                                                                           Farmos
26.02.93                        Fareston 20 mg tablet      Latvia            20.05.93       Approved       Orion-yhtyma Oy
                                                                                                           Farmos
26.05.92                        Fareston 60 mg tablet      Norway            31.07.95       Approved       Orion Corporation
10.11.93                        Fareston 60 mg tablet      Ukraine           02.02.96       Approved       Orion Corporation
10.11.93                        Fareston 20 mg tablet      Ukraine           02.02.96       Approved       Orion Corporation
14.11.94         30.11.94       Fareston 60 mg tablet      Sweden            14.02.96       Approved       Orion Corporation
14.11.94         30.11.94       Fareston 60 mg tablet      Finland           14.02.96       Approved       Orion Corporation
27.11.94         30.11.94       Fareston 60 mg tablet      United Kingdom    14.02.96       Approved       Orion Corporation
27.11.94         30.11.94       Fareston 60 mg tablet      Spain             14.02.96       Approved       Orion Corporation
27.11.94         30.11.94       Fareston 60 mg tablet      Portugal          14.02.96       Approved       Orion Corporation
27.11.94         29.11.94       Fareston 60 mg tablet      Netherlands       14.02.96       Approved       Orion Corporation
27.11.94         29.11.94       Fareston 60 mg tablet      Luxembourg        14.02.96       Approved       Orion Corporation
27.11.94         28.11.94       Fareston 60 mg tablet      Italy             14.02.96       Approved       Orion Corporation
27.11.94         29.11.94       Fareston 60 mg tablet      Ireland           14.02.96       Approved       Orion Corporation
27.11.94         01.12.94       Fareston 60 mg tablet      Greece            14.02.96       Approved       Orion Corporation
27.11.94         28.11.94       Fareston 60 mg tablet      Germany           14.02.96       Approved       Orion Corporation
27.11.94         30.11.94       Fareston 60 mg tablet      France            14.02.96       Approved       Orion Corporation
27.11.94         30.11.94       Fareston 60 mg tablet      Belgium           14.02.96       Approved       Orion Corporation
17.11.92                        Fareston 60 mg tablet      Austria           14.02.96       Approved       Orion Corporation
27.11.94                        Fareston 60 mg tablet      Denmark           14.02.96       Approved       Orion Corporation
31.03.96                        Fareston 60 mg tablet      Uzbekistan        16.09.96       Approved       Orion Corporation
31.03.96                        Fareston 20 mg tablet      Uzbekistan        16.09.96       Approved       Orion Corporation
10.04.95         15.07.96       Fareston 60 mg tablet      Hungary           14.01.98       Approved       Orion Corporation
01.08.97         01.08..97      Fareston 60 mg tablet      Cyprus            23.04.98       Approved       Orion Corporation




[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       5.


                                                                             Decision
Sent Date        Appl. Date     Product                    Country           Date            Decision       M.A. holder
--------------------------------------------------------------------------------------------------------------------------------
10.07.96                        Fareston 60 mg tablet      Taiwan, R.O.C.    29.09.98        Approved       Orion Corporation
31.03.95                        Fareston 60 mg tablet      Dominican         29.12.98        Approved       Orion Corporation
                                                           Republic
10.11.95         26.04.96       Fareston 60 mg tablet      China             13.02.99        Approved       Orion Corporation
30.07.01                        Fareston 60 mg tablet      Georgia           30.07.01        Approved       Orion Corporation
30.07.01                        Fareston 20 mg tablet      Georgia           30.07.01        Approved       Orion Corporation






[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                       6.

                     TOREMIFENE LICENSE AND SUPPLY AGREEMENT

                                 BY AND BETWEEN

                                ORION CORPORATION

                                 ESPOO, FINLAND

                                       AND

                                    GTX INC.,

                                TENNESSEE, U.S.A.





[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.     DEFINITIONS.............................................................2

       1.1    "Additional Product".............................................2

       1.2    "Affiliate"......................................................2

       1.3    "Annual Net Sales"...............................................2

       1.4    "Breast Cancer Field"............................................2

       1.5    "Calendar Quarter"...............................................2

       1.6    "Competing Product"..............................................2

       1.7    "Correction Factor"..............................................2

       1.8    "DMF"............................................................2

       1.9    "European Union".................................................2

       1.10   "Fareston Product"...............................................2

       1.11   "Fareston Repurchase Agreement"..................................3

       1.12   "Fareston U.S. Web Pages"........................................3

       1.13   "Field"..........................................................3

       1.14   "First Commercial Sale"..........................................3

       1.15   "Generic Product"................................................3

       1.16   "GTX Final Development and Registration Plan"....................3

       1.17   "GTX Know-How"...................................................3

       1.18   "GTX Patents"....................................................3

       1.19   "GTX Patent Applications"........................................4

       1.20   "GTX Patent Rights"..............................................4

       1.21   "GTX Preliminary Development and Registration Plan"..............4

       1.22   "GTX Territory"..................................................4

       1.23   "GTX Unaffiliated Sublicensee"...................................4

       1.24   "Major Country"..................................................4

       1.25   "Manufacturing Costs"............................................4

       1.26   "Manufacturing Patents"..........................................4

       1.27   "MAT Net Sales of Fareston Product"..............................4

       1.28   "Net Sales"......................................................4

       1.29   "Orion Field"....................................................5

       1.30   "Orion Know-How".................................................5

       1.31   "Orion Patents"..................................................5



                                      -i-

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.


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
       1.32   "Orion Patent Applications"......................................5

       1.33   "Orion Patent Rights"............................................5

       1.34   "Orion Product"..................................................5

       1.35   "Orion Product NDA"..............................................5

       1.36   "Orion Territory"................................................5

       1.37   "Orion Unaffiliated Sublicensee".................................6

       1.38   "Other Product"..................................................6

       1.39   "Premium"........................................................6

       1.40   "Product"........................................................6

       1.41   "Product Royalty Adjustment Date"................................6

       1.42   "Prostate Cancer Field"..........................................6

       1.43   "Purchase Agreement".............................................6

       1.44   "Regulatory Approval"............................................6

       1.45   "Royalty Income".................................................6

       1.46   "Sales of Generic Product".......................................6

       1.47   "[ * ]"..........................................................6

       1.48   "SERM"...........................................................6

       1.49   "Shire"..........................................................7

       1.50   "Specifications".................................................7

       1.51   "Term"...........................................................7

       1.52   "Third Party" or "Third Parties".................................7

       1.53   "Toremifene".....................................................7

       1.54   "Trademarks".....................................................7

       1.55   "USA"............................................................7

       1.56   "U.S. FDA".......................................................7

       1.57   "U.S. IND".......................................................7

       1.58   "U.S. NDA".......................................................7

       1.59   "Upfront and Milestone Income"...................................7

       1.60   "Valid Claim"....................................................8



                                      -ii-

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.


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

                                                                              PAGE

2.    GRANT AND SCOPE OF RIGHTS GRANTED.........................................8

      2.1    Orion Grants to GTX................................................8

      2.2    No Implied Licenses...............................................10

      2.3    United States Government Rights...................................10

      2.4    Orion's Right of First Negotiation................................10

      2.5    Use of Toremifene by GTX for Research.............................11

      2.6    Prohibited Actions................................................12

3.    PAYMENTS.................................................................12

      3.1    Types of Payments.................................................12

      3.2    Non-Refundability.................................................15

      3.3    Royalty Reports and Payments......................................15

      3.4    Currency..........................................................15

      3.5    No Royalties Payable Between Affiliates...........................15

      3.6    No Multiple Royalties.............................................15

4.    LIAISON..................................................................15

5.    PAYMENT, RECORD KEEPING AND AUDIT RIGHTS.................................16

      5.1    Method of Payment.................................................16

      5.2    Late Payments.....................................................16

      5.3    Record Keeping and Audit Rights...................................16

6.    GTX PRODUCT MARKETING AND SALES ACTIVITIES...............................16

      6.1    Minimum Sales Requirements for USA................................16

      6.2    No Minimum Sales Requirements Outside of USA; No Minimum Sales
             Requirements for Sales of Fareston Product........................18

      6.3    Marketing and Sales Efforts in the Major Countries................18

      6.4    Product Launch....................................................19

      6.5    Marketing Costs and Expenses......................................20

      6.6    Marketing Plans and Reports.......................................20

7.    GTX PRODUCT DEVELOPMENT AND REGISTRATIONS................................20

      7.1    GTX Development and Registration Activities.......................20

      7.2    FDA File..........................................................22

      7.3    Development and Registration Costs................................22




                                     -iii-

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.


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       7.4    GTX Development and Registration Plan............................22

       7.5    Orion Documentation and Data.....................................23

       7.6    GTX Registration and Marketing Approval Applications.............23

       7.7    Failure to File or Extend........................................25

       7.8    Reimbursement of Orion Costs.....................................25

8.     CONFIDENTIALITY AND PUBLICITY...........................................25

       8.1    Confidentiality Obligation.......................................25

       8.2    Permitted Disclosures............................................26

       8.3    Confidential Information.........................................26

       8.4    Duration of Confidentiality Obligation...........................27

       8.5    Publicity and Announcements......................................27

9.     FARESTON PRODUCT WEBSITE FOR USA........................................27

       9.1    Fareston Website.................................................27

10.    TRADEMARKS..............................................................28

       10.1   Trademarks.......................................................28

       10.2   Trademark Filing and Maintenance.................................28

       10.3   Trademark Documentation..........................................28

11.    PATENT OWNERSHIP AND WARRANTIES.........................................28

       11.1   Patent Ownership.................................................28

       11.2   Orion Patent Warranties..........................................29

       11.3   GTX Patent Warranties............................................29

12.    PATENT PROSECUTION AND INFRINGEMENT; TRADEMARKS.........................29

       12.1   Orion Patent Filing and Prosecution..............................29

       12.2   GTX Patent Filing and Prosecution................................30

       12.3   Notification of Infringement.....................................30

       12.4   Infringement of Third Parties Rights by Orion....................30

       12.5   Infringement of Third Parties Rights by GTX......................30

       12.6   Infringement Indemnification.....................................30

       12.7   Termination for Infringement of Third Party Rights...............31

       12.8   Third Party Infringement of Orion Patent Rights..................31



                                      -iv-

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.

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

      12.9   Third Party Infringement of GTX Patent Rights; Third Party
             Infringement of Trademarks and the Trademark Fareston(R)..........33

      12.10  Mutual Cooperation................................................33

      12.11  Patent Challenges.................................................33

      12.12  Activities During Infringement Litigation.........................33

13.   COMPETING PRODUCTS.......................................................34

      13.1   Obligations With Respect to Competing Products....................34

14.   PRODUCT ORDERS, SUPPLY AND PAYMENTS......................................35

      14.1   Orion Supply Obligations..........................................35

      14.2   Orion Affiliates and Subcontractors...............................35

      14.3   GTX Forecasts.....................................................35

      14.4   Prices and Payment................................................36

      14.5   Resale Prices.....................................................37

      14.6   Product Supply for Testing and Registration; Supply of
             Toremifene........................................................37

      14.7   Agreement Terms Govern............................................38

      14.8   Price Adjustment for Commercial Supply............................39

      14.9   Termination of Product Supply.....................................39

15.   PRODUCT WARRANTIES AND INDEMNIFICATION...................................39

      15.1   Product Warranties and Limitations................................39

      15.2   Certificate of Analysis...........................................40

      15.3   Product Inspections...............................................40

      15.4   Product Storage...................................................41

      15.5   GTX Responsibilities in GTX Territory.............................41

      15.6   Reciprocal Indemnification Provisions.............................42

      15.7   Conditions for Indemnification....................................42

      15.8   Liability Insurance...............................................43

16.   STANDBY MANUFACTURING RIGHTS; INVENTORY MAINTENANCE......................43

      16.1   Inability to Manufacture or Supply................................43

      16.2   Back-up Manufacturing Right.......................................43

      16.3   Maintenance of Inventory..........................................44


                                       -v-

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.

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

17.    MANUFACTURING INSPECTIONS AND CHANGES...................................44

       17.1   Regulatory Inspections...........................................44

       17.2   Orion-initiated Manufacturing Changes............................45

       17.3   GTX-Initiated Manufacturing Changes..............................45

       17.4   New Dosage Strengths and Formulations............................46

18.    PRODUCT RECALLS.........................................................47

       18.1   Recall Notification..............................................47

       18.2   Recall Implementation in GTX Territory...........................47

       18.3   Recall Costs and Expenses in GTX Territory.......................47

19.    ADVERSE DRUG EXPERIENCES................................................47

       19.1   Adverse Events and Serious Adverse Events........................47

20.    REPRESENTATIONS AND WARRANTIES..........................................48

       20.1   Representations and Warranties of the Parties....................48

       20.2   Representation by Orion..........................................49

       20.3   Representation by GTX............................................49

21.    TERM AND EARLY TERMINATION RIGHTS.......................................49

       21.1   Term.............................................................49

       21.2   Termination for Cause............................................49

       21.3   Termination by Mutual Agreement..................................51

       21.4   Termination by GTX for Safety or Efficacy Reasons................51

       21.5   Effect of Termination............................................51

22.    NOTICES.................................................................51

       22.1   Manner of Giving Notices.........................................51

       22.2   Addresses for Notices............................................52

23.    INTEGRATION.............................................................53

24.    ASSIGNMENT..............................................................53

25.    GOVERNING LAW AND DISPUTE RESOLUTION....................................53

       25.1   Governing Law....................................................53

       25.2   Dispute Resolution...............................................53

       25.3   Effect of Commencing Dispute Resolution..........................54



                                      -vi-

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.


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

26.  LIMITATION OF DAMAGES.....................................................54

27.  FORCE MAJEURE.............................................................54

28.  RELATIONSHIP OF PARTIES...................................................55

29.  SEVERABILITY..............................................................55

30.  NON-WAIVER................................................................55

31.  HEADINGS..................................................................55

32.  GOVERNING LANGUAGE........................................................55

33.  EXECUTION.................................................................55



                                       vii


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.